Exhibit 10.2
[Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K and marked with asterisks. The omitted information is (i) not material and (ii) the type that the registrant treats as private or confidential.]

SETTLEMENT AGREEMENT
between and among
Plaintiffs’ Counsel (as defined herein)
and
Sotera Health (as defined herein)
and
Sterigenics US (as defined herein)

TABLE OF CONTENTS

		Page
RECITALS		1
1	DEFINITIONS	1
2	SETTLING CLAIMANT RELEASES	3
3	CONSEQUENCES OF EXERCISE OF WALK AWAY RIGHT	4
4	SETTLING DEFENDANTS FUNDING OBLIGATIONS	4
5	QUALIFIED SETTLEMENT FUND	5
6	PENDING LITIGATION	6
7	SUBROGATION CLAIMS, LIENS, AND OTHER THIRD PARTY CLAIMS	7
8	CONFIDENTIALITY; PUBLIC STATEMENTS	8
9	MISCELLANEOUS	8

LIST OF EXHIBITS AND APPENDICES

Exhibit A:	Executed Releases by all Settling Claimants
Exhibit B:	Form of Escrow Agreement
Exhibit C:	Settlement Funds Allocation between the Settling Claimants
Exhibit D:	Form of Stipulated Dismissals

SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (the “Agreement”) is made as of March 28, 2023 (the “Effective Date”), by and among: (i) Sotera Health LLC, a Delaware limited liability company (“Sotera Health”); (ii) Sterigenics U.S., LLC, a Delaware limited liability company (“Sterigenics US” and, together with Sotera Health, the “Settling Defendants”); and (iii) Plaintiffs’ Counsel (as defined herein). Each of Plaintiffs’ Counsel, Sotera Health, and Sterigenics US is a “Party,” and collectively are the “Parties.”

RECITALS

A.The Parties are entering into this Agreement, solely in connection with the Settling Claimants (as defined herein), to resolve any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may in the future be, asserted against the Settling Defendants or any other Released Parties (as defined herein) regarding (i) injuries arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics US’s or any Released Party’s operations in or around Willowbrook, Illinois (the “Event”), (ii) any conduct arising from, relating to, or in connection with litigation concerning the Event, (iii) any actions, citations, or potential actions or citations to enforce or collect on a judgment or verdict obtained in any case arising from, relating to, or in connection with the Event, and (iv) any transfer of assets to or from any Released Party to any other entity or person ((i), (ii), (iii) and (iv) individually, the “Claim,” and collectively, the “Claims”). For the avoidance of doubt, Event-related Claims include (without limitation) injuries—arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics US’s Willowbrook facility—that may develop in the future, whether the alleged injury relates to an entirely new diagnosis or a recurrence of an earlier medical diagnosis. Event-related Claims do not include claims regarding injuries that are unrelated or not alleged to be related to ethylene oxide exposure in or around Willowbrook, Illinois (e.g., a claim arising from a vehicle accident between a Released Party and an employee driving a vehicle belonging to a Settling Defendant).

B.Settling Defendants deny any liability or wrongdoing, and assert that they have meritorious defenses to the Settling Claimants’ Claims. This Agreement will not be construed as evidence of or as an admission by Settling Defendants of any fault, liability, wrongdoing, or damages whatsoever. While denying any liability or wrongdoing, Settling Defendants wish to resolve the Settling Claimants’ Claims in order to achieve closure and finality and to avoid the costs, expense, time, efforts, disruption, and uncertainty inherent in litigation.

WHEREFORE, the Parties, by and through counsel, hereby agree as follows:

1.DEFINITIONS

For purposes of this Agreement, the following terms (designated by initial capitalization) shall have the meanings set forth in this section. Other terms, also designated by initial capitalization, may be defined elsewhere in the Agreement.

1.1.“Account” has the meaning set forth in Section 5.1.

1.2.“Action” or “Actions” means any filed legal action or proceeding asserting Claims.

1.3.“Agreement” means this Settlement Agreement, including any and all Exhibits and Appendices, as it may be amended or modified from time to time in accordance with its terms.

1.4.“Business Day” means any day other than a Saturday, Sunday, or day when banks are closed or authorized to be closed in Chicago, Illinois.

1.5.“Claim” or “Claims” have the meanings set forth in Recital A.

1.6.“Code” means the Internal Revenue Code of 1986, as amended. All references to the Code, United States Treasury Regulations, or other governmental pronouncements shall be deemed to include references to any applicable successor regulations or amending pronouncement.

1.7.“Escrow Account” has the meaning set forth in Section 4.2.

1.8.“Escrow Agent” means Citibank, N.A.

1.9.“Escrow Agreement” means the Escrow Agreement, substantially in the form of Exhibit B attached hereto, to be entered into by Sterigenics US, a PEC representative, and the Escrow Agent.

1.10.“Escrow Funding Date” means (x) if the Funding Conditions (as defined herein) are satisfied, May 1, 2023, or (y) if the Funding Conditions are not satisfied on May 1, 2023, within five Business Days of the day when the Funding Conditions are satisfied.

1.11.“Final Order” means an order for which (a) no further judicial or other review is available, or (b) the time for further judicial or other review has passed with no appeal or request for judicial review having been taken.

1.12.“Funding Conditions” has the meaning set forth in Section 4.4.

1.13.“Good Faith Settlement Determination” means (i) the determination by a court of competent jurisdiction that this Agreement is in “good faith” for purposes of 740 ILCS 100/2 or the analogous law of any jurisdiction where such determination is sought, and (ii) the court approval of the Account as a qualified settlement fund that will satisfy the requirements of Section 1.468B-1(c) of the Treasury Regulations.

1.14.“Governmental Authority” means: (i) the United States federal government, or any state, the District of Columbia, territory, or possession of the United States, or other political subdivision within the United States, and (ii) any department or agency of a government referenced in (i) above, including (without limitation) the Securities and Exchange Commission.

1.15.“Group Settlement Agreement” means that certain Settlement Agreement, by and between the Settling Defendants and PEC, dated March 28, 2023.

1.16.“Group Settlement Funding Date” means the QSF Funding Date (as defined in Section 7.1 of the Group Settlement Agreement).

1.17.“GTCR” means GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.;
all funds associated with GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.; including (without limitation) GTCR Fund IX/A, L.P.; GTCR Fund IX/B, L.P.; GTCR Co-Invest III, L.P.; GTCR Fund XI/A LP; GTCR Fund XI/CLP; GTCR Partners XI/A&C LP; GTCR Co-
Invest XI LP; GTCR Investment XI LLC; GTCR Fund XI/A VCOC; GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i) GTCR LLC; GTCR L.L.C.; GTCR Golder Rauner II, L.L.C.; and (ii) the funds associated with GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.

1.18.“Kamuda Case” means Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475.

1.19.“Legal Representative” means, as to any natural person, whether living or deceased, the estate, executor, administrator, guardian, conservator, or other legal representative thereof.

1.20.“Lien” means any known, actual, or asserted lien, subrogation right, third-party interest or adverse claim, whether statutory or otherwise, in relation to Medicare or Medicaid, any Governmental Authority, third-party provider/payor, bankruptcy trustee, or any lawyer or law firm related to any Claim.

1.21.“Lienholder” means a Person who holds a Lien.

1.22.“Mediator” means Miles Ruthberg or, should a replacement or alternate be necessary, any replacement or alternate jointly selected by the Parties.

1.23.“MMSEA” means the Medicare, Medicaid, and SCHIP Extension Act of 2007 and its applicable regulations.

1.24.“PEC” or “Plaintiffs’ Executive Committee” refers to and includes the following firms: Salvi, Schostok & Pritchard, PC; Romanucci & Blandin, LLC; Hart McLaughlin & Eldridge, LLC; The Collins Law Firm, PC; Smith LaCien, LLP; Tomasik Kotin Kasserman, LLC; and Miner Barnhill & Galland, PC.

1.25.“Pending Actions” means all pending Actions filed by Settling Claimants.

1.26.“Person” means a natural person, corporation, Governmental Authority, limited liability company, other company, trust, joint venture, association, partnership, or other enterprise or entity, or the Legal Representative of any of the foregoing.

1.27.“Plaintiffs’ Counsel” means, individually and collectively as the context may require, any lawyers and law firms representing Settling Claimants. As of the Effective Date, this includes Salvi, Schostok & Pritchard PC for Susan and Brian Kamuda; Smith LaCien LLP for Teresa and Doug Fornek; and Romanucci & Blandin, LLC and Hart McLaughlin & Eldridge, LLC for Heather and Michael Schumacher.

1.28.“QSF Administrator” means the Person(s) selected by Plaintiffs’ Counsel as set forth in Section 5.4 to perform the responsibilities assigned to the QSF Administrator under this Agreement (including administering the QSF (as defined herein)), and any replacement or alternate QSF Administrator should a replacement or alternate be necessary.

1.29.“Qualified Settlement Fund” or “QSF” has the meaning set forth in Section 5.1.

1.30.“Release” means the form of release to be submitted by Settling Claimants pursuant to Section 2.2, which is Exhibit A to this Agreement, and any modified form of release necessary to conform with applicable state law pursuant to Section 2.2.

1.31.“Released Party” or “Released Parties” means Sterigenics US, the Sotera Health Parties (as defined herein), Warburg Pincus (as defined herein), GTCR, and all their affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants, or other representatives, including (without limitation)***** Released Parties also refers to the Released Parties’ insurers, including (without limitation) Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

1.32.“Settlement Administration Expenses” means the expenses incurred in connection with the administration of this settlement, including (without limitation) expenses associated with (i) establishing or maintaining the Escrow Account and (ii) establishing or maintaining the QSF.

1.33.“Settlement Funding Date” has the meaning set forth in Section 5.1.

1.34.“Settlement Funds” has the meaning set forth in Section 4.1.

1.35.“Settling Claimants” refers to, individually and collectively as the context may require, Susan Kamuda, Brian Kamuda, Teresa Fornek, Doug Fornek, Heather Schumacher, and Michael Schumacher.

1.36.“Sotera Health Parties” means Sotera Health Company; Sotera Health Holdings LLC; Sotera Health LLC; Sotera Health Topco Parent, LP; and Sotera Health GP, LLC.

1.37.“Walk Away Right“ means the option to immediately terminate and nullify this Agreement in the event the Group Settlement Agreement has been terminated.

1.38.“Warburg Pincus” refers to Warburg Pincus LLC and all funds, general partners, and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including (without limitation) Warburg Pincus Private Equity XI, LP; Warburg Pincus Private Equity XI-B, LP; Warburg Pincus Private Equity XI-C, LP; Warburg Pincus XI Partners, LP; WP XI Partners, LP; Warburg Pincus XI, LP; WP Global, LLC; Warburg Pincus Partners I, LP; Warburg Pincus GP LLC; Warburg Pincus (Cayman) XI, LP; Warburg Pincus XI-C, LLC; Warburg Pincus Partners II (Cayman), LP; Warburg Pincus (Bermuda) Private Equity GP Ltd.; Warburg Pincus & Co., WP XI, LP; Bull Co-Invest, LP; Warburg Pincus Private XI, LP; Warburg Pincus Partners II, LP; Warburg Pincus Partners II Holdings, LP; Warburg Pincus Partners GP LLC; Warburg Pincus Partners II Holdings (Cayman), LP; WPP II Administrative (Cayman), LLC; and their respective affiliates, parents, subsidiaries, members, officers, directors, partners, and limited partners.

2.SETTLING CLAIMANT RELEASES

2.1.Fair, Just, and Efficient Method for Resolving Claims. The Parties believe that this Agreement represents a fair, just, and efficient method for resolving the Claims.

2.2.Settling Claimants. Settling Claimants have executed the Releases attached hereto as Exhibit A and have provided Plaintiffs’ Counsel stipulated dismissals substantially in the form attached hereto as Exhibit D. Subject to Section 3.2, no Settling Claimant may withdraw a Release or otherwise terminate or withdraw from the Agreement.

2.3.Jurisdiction. The Parties and the Settling Claimants accept the jurisdiction of the Circuit Court of Cook County, Illinois for all matters and decisions relative to this Agreement and all related Agreements (including, without limitation, the Release and Escrow Agreement), except to the extent the Parties have agreed to submit certain disputes to the Mediator as expressly provided by this Agreement.

3.CONSEQUENCES OF EXERCISE OF WALK AWAY RIGHT

3.1.Exercise and Notice. Settling Defendants may exercise the Walk Away Right by providing written notice to Plaintiffs’ Counsel and the Mediator.

3.2.Consequences. In the event Settling Defendants exercise the Walk Away Right or otherwise fail to fund the QSF pursuant to the terms of this Agreement,

(a)This Agreement shall immediately terminate and Settling Defendants immediately shall cease to have any further financial obligations under this Agreement;

(b)To the extent Sterigenics US has deposited the Settlement Funds into the Escrow Account, the Parties shall take all necessary steps to cause the Escrow Agent to return the Settlement Funds to Sterigenics US;

(c)All Releases submitted by Settling Claimants shall be returned to Plaintiffs’ Counsel and shall be null and void, nunc pro tunc; and

(d)Within five Business Days, the Parties will jointly petition the court to return pending cases to the status quo, including re-setting trial dates previously set for as soon as practicable.

4.SETTLING DEFENDANTS FUNDING OBLIGATIONS

4.1.Settlement Funds. The “Settlement Funds” shall be one hundred twenty-two million five hundred thousand dollars ($122,500,000).

4.2.Funding the Escrow Account. Subject to the conditions set forth in Section 4.4 below, on the Escrow Funding Date, Sterigenics US shall pay or cause to be paid the Settlement Funds by wire transfer of immediately available funds (in United States dollars) to such account at such financial institution as the Escrow Agent shall have given written notice to Sterigenics US not fewer than three Business Days prior to the Escrow Funding Date, which funds shall be held by the Escrow Agent in a segregated account (the “Escrow Account”) and distributed in accordance with the Escrow Agreement and the applicable provisions of this Agreement, including (without limitation) Sections 4.4 and 5.1. The Escrow Account will be treated as owned by Sterigenics US for U.S. federal income tax purposes and shall be held at the same financial institution as the escrow account referenced in the Group Settlement Agreement.

4.3.Guarantor. Sotera Health Company, a Delaware corporation, agrees to be guarantor of Sterigenics US’s obligation to comply with Section 4.2. Sotera Health Company’s agreement to serve as guarantor of Sterigenics US’s obligation to pay the Settlement Funds to the Escrow Account does not constitute an admission of liability or responsibility as a parent company or otherwise for the actions of Sterigenics US or any other subsidiary with respect to any of the Claims or any other claim.

4.4.Funding Conditions. Sterigenics US shall be required to fund the Escrow Account on the Escrow Funding Date only if all of the following conditions (the “Funding Conditions”) have been satisfied:

(a)the continued operation of a stay on the Pending Actions, consistent with Section 6.1;

(b)the absence of any viable lawsuits, disputes, and/or claims, whether filed or unfiled, challenging this Agreement or the Group Settlement Agreement; and

(c)compliance by Plaintiffs’ Counsel with all material duties and obligations set forth in this Agreement, and otherwise in connection with settlement of the Claims.

Any dispute related to whether the Funding Conditions are satisfied shall be resolved by the Mediator, whose resolution of the dispute shall be final.

4.5.Settlement Administration Expenses. The Released Parties shall not have to pay for any, or have any liability, obligation, or responsibility with respect to, Settlement Administration Expenses, which shall be borne by Plaintiffs’ Counsel and Settling Claimants completely.

4.6.Return of Funds. In the event (i) the Parties fail to obtain, pursuant to Section 6.2, a Good Faith Settlement Determination for each Pending Action or (ii) the Settling Defendants exercise the Walk Away Right at any time between the Escrow Funding Date and the Settlement Funding Date, the Parties shall take all necessary steps to cause the Escrow Agent to return the

Settlement Funds to Sterigenics US. Notwithstanding anything to the contrary in this Agreement, the obligations of the Parties set forth in this Section 4.6 shall survive the termination of this Agreement until they have been satisfied.

5.QUALIFIED SETTLEMENT FUND

5.1.Deadline to Fund QSF. Within one Business Day of the Group Settlement Funding Date, the Settling Defendants will instruct the Escrow Agent to release the Settlement Funds, less any expenses associated with establishing or maintaining the Escrow Account, into an interest-bearing account (the “Account”) created by order of the Circuit Court of Cook County, Illinois (and subject to that court’s continuing jurisdiction) intended to constitute a “qualified settlement fund” (the “Qualified Settlement Fund” or “QSF”) within the meaning of Section 1.468B-1 of the Treasury Regulations promulgated under the Code (such date the Escrow Agent releases the Settlement Funds into the Account, the “Settlement Funding Date”).

5.2.Tax Matters and Expenses.

(a)To the fullest extent allowable under applicable law, the Qualified Settlement Fund shall be treated as being at all times a “qualified settlement fund” within the meaning of Section 1.468B-1 of the Treasury Regulations. Sterigenics US shall be treated as the “transferor” to the Qualified Settlement Fund within the meaning of Section 1.468B-1(d)(1) of the Treasury Regulations with respect to the Settlement Funds or any other amount transferred to the Qualified Settlement Fund pursuant to this Agreement. The QSF Administrator shall cause the filing of all tax returns required to be filed by or with respect to the Qualified Settlement Fund, paying from the Qualified Settlement Fund any taxes owed by or with respect to the Qualified Settlement Fund, and complying with any applicable information reporting or tax withholding requirements imposed by Section 1.468B-2 of the Treasury Regulations or any other applicable law with respect to the Qualified Settlement Fund or payments or distributions made from it. Sterigenics US and Plaintiffs’ Counsel shall reasonably cooperate in providing any statements or making any elections or filings necessary or required by applicable law for satisfying the requirements for qualification as a Qualified Settlement Fund, including any relation-back election within the meaning of Section 1.468B-1(j) of the Treasury Regulations.

(b)Any interest earned by the Account shall be for the benefit of the Settling Claimants as if it were an addition to the Settlement Funds. For the avoidance of doubt, all (i) federal, state, or local taxes (including any estimated taxes, interest or penalties, or tax detriments) arising with respect to the income earned on or by the Qualified Settlement Fund, including any taxes, interest penalties, or tax detriments, that may be imposed upon Sterigenics US with respect to any income earned on or by the Qualified Settlement Fund for any period during which the Qualified Settlement Fund (or any portion thereof) does not qualify as a “qualified settlement fund” for federal or state income tax purposes (hereafter referred to as “Taxes”), and (ii) expenses and costs incurred, including, but not limited to, any ethics experts, advisors, and/or consultants used in connection with the administration or tax matters for the Qualified Settlement Fund and the operation and implementation of this Section 5.2 (including expenses of tax attorneys or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this Section 5.2 (hereinafter referred to as “Tax Expenses”), shall be considered Settlement Administration Expenses. The QSF Administrator shall notify Plaintiffs’ Counsel in writing of the fact and amount of any such payment of Taxes or Tax Expenses out of the Qualified Settlement Fund (and any withholding pursuant to this Section 5.2).

5.3.Plaintiffs’ Counsel Responsibilities. Plaintiffs’ Counsel shall take all required steps to establish the QSF with the same institution used to hold the QSF established for the Group Settlement Agreement and to define the powers and responsibilities of the QSF Administrator. Plaintiffs’ Counsel shall provide all necessary identifying information to the Settling Defendants and the Escrow Agent regarding the QSF prior to the Escrow Agent’s deposit of the Settlement Funds. For the avoidance of doubt, the expenses incurred in connection with designation of the QSF shall be considered Settlement Administration Expenses.

5.4.QSF Administrator. The Qualified Settlement Fund shall be overseen by a QSF Administrator. The QSF Administrator shall be selected by Plaintiffs’ Counsel. The QSF Administrator shall be approved by the Circuit Court of Cook County, Illinois, and shall be the “Administrator” of the QSF within the meaning of Section 1.468B-2(k)(3) of the Treasury Regulations. Additionally:

(a)If the QSF Administrator resigns or otherwise cannot perform its duties and responsibilities under the Agreement, a replacement will be selected by Plaintiffs’ Counsel.

(b)The QSF Administrator shall be compensated for its reasonable and necessary time charges incurred in the performance of the position at a reasonable rate for the services to be performed, which, for the avoidance of doubt, shall be considered Settlement Administration Expenses.

(c)The QSF Administrator will have the sole and entire responsibility for making disbursements from the Qualified Settlement Fund of amounts to the Settling Claimants. Promptly following the Settlement Funding Date, and conditioned on the execution of the Release by the Settling Claimants, the QSF Administrator will release the amounts set forth in Exhibit C to the relevant Plaintiffs’ Counsel, in trust for their respective Settling Claimant, subject to (a) any applicable lien holdbacks or payment obligations, and (b) the payment of any court-ordered common cost assessments.

5.5.Sterigenics US’s Responsibilities. Neither Sterigenics US nor any Released Party shall have any liability, obligation, or responsibility with respect to (i) the investment, disbursement, or other administration or oversight of the QSF, (ii) any liability, obligation, or responsibility of the QSF Administrator pursuant to this Agreement, or (iii) any dispute between or among any Settling Claimants and their respective counsel with respect to any costs, expenses, legal fees, or litigation costs to be deducted from the QSF.

5.6.No Role for Settling Defendants in Allocation of Settlement Funds. Settling Defendants and their counsel have played no role in, will play no role in, and will neither take nor bear any responsibility for the allocation of settlement funds among the Settling Claimants and their respective counsel.

6.PENDING LITIGATION

6.1.Continuance of Stays. The relevant Parties shall stipulate to continue the stays of the Pending Actions until the earlier of (i) the dismissal of all Pending Actions, pursuant to Section 6.3 and (ii) the termination of this Agreement, including (without limitation) if the Settling Defendants exercise the Walk Away Right.

6.2.Good Faith Settlement Determination. The Parties will use their best efforts to obtain a Good Faith Settlement Determination for each Settling Claimant. If the court does not enter a Good Faith Settlement Determination, or if the Good Faith Settlement Determination is overturned on appeal, then (i) the Parties will return to mediation and use best efforts to resolve any issues and (ii) if the issues cannot be resolved, and if requested by the Settling Defendants, the Parties shall, consistent with Section 4.6, take all necessary steps to cause the Escrow Agent to return the Settlement Funds to Sterigenics US.

6.3.Dismissal. Within one Business Day of the Settlement Funding Date, Plaintiffs’ Counsel shall, on behalf of each Settling Claimant, dismiss, with prejudice, the respective Actions on behalf of each Settling Claimant, and withdraw, terminate, or dismiss all citations issued to the Released Parties and all other entities in connection with the Kamuda Case. To effectuate the dismissals, the Settling Defendants shall countersign and file each Settling Claimant’s executed stipulation for dismissal attached hereto as Exhibit D.

6.4.Kamuda Case Liens. Within one Business Day of the Settlement Funding Date, Plaintiffs’ Counsel will, on behalf of Susan Kamuda, take any further steps necessary to terminate, remove, dissolve, or nullify the liens created by citations issued to Released Parties and other entities in connection with the Kamuda Case. Additionally, prior to the Escrow Funding Date, Plaintiffs’ Counsel shall seek and obtain an order from the Circuit Court of Cook County modifying the pending citations and/or citation liens such that the Settling Defendants will be able to discharge their obligations under Section 4.2 without violating the citations or citation liens; provided that, if the QSF is not funded pursuant to the terms of this Agreement, the Parties agree to take all actions necessary (including, without limitation, to reverse any action taken with respect to this Section 6.4) to return the Parties to the status quo, as of the Effective Date, with respect to any citations and/or liens.

6.5.Other Required Court Approvals. Any additional court approval that may be required by applicable state law shall be obtained, including as follows:

(a)Plaintiffs’ Counsel for a Settling Claimant will seek court approval of the settlement of any Claim brought on behalf of a decedent or others authorized under applicable state law to advance survival or wrongful death claims. The relevant Plaintiffs’ Counsel will assume responsibility for all necessary filings relating to notice and approval of the settlement, including procedures for compliance with Circuit Cook of Cook County Rules 6.5 and 12.15. The Released Parties will not be responsible for the associated costs and expenses.

(b)Plaintiffs’ Counsel for a Settling Claimant will seek court approval of the settlement of any Claim brought on behalf of a minor or disabled Person. The relevant Plaintiffs’ Counsel will assume responsibility for all necessary probate and guardianship filings, all filings relating to court approval of settlement, and all issues or rulings arising therefrom or related thereto, including procedures for compliance with Circuit Cook of Cook County Rules 6.4 and 12.15. The Released Parties will not be responsible for the associated costs and expenses.

7.SUBROGATION CLAIMS, LIENS, AND OTHER THIRD PARTY CLAIMS

7.1.Statutory Interest of CMS. In acknowledgement of the MMSEA, the Parties acknowledge and agree that in reaching this Agreement, the Parties have considered the statutory interest of the Centers for Medicare and Medicaid Services of the U.S. Department of Health and Human Services in recovering conditional payments made for medical treatment that resulted directly from injury arising from, relating to, or in connection with the Event.

7.2.Identification and Satisfaction of Liens. Plaintiffs’ Counsel hereby acknowledges and agrees that Settling Claimants are solely responsible for their respective Liens, and further agrees that:

(a)Plaintiffs’ Counsel shall take or facilitate the following steps to identify and satisfy any Liens under this provision:

1.Information sufficient to identify any Liens subject to mandatory reporting requirements of Section 111 of the MMSEA or reporting requirement of any other Governmental Authority (“Governmental Payor Liens”) shall be provided no later than five Business Days after the Effective Date.

2.As an express condition of the distribution of allocated payments to Settling Claimants from the Qualified Settlement Fund, all entities, individuals, government programs, or Governmental Authorities who have a legitimate interest in, a Lien on, or right of subrogation with respect to Settling Claimants’ Claims have been or will be notified by Settling Claimants and/or Plaintiffs’ Counsel to the extent such notification is required by the laws of Illinois, or the applicable laws of any relevant jurisdiction, that a settlement has occurred and that any claims of such entities, individuals, government programs, and Governmental Authorities will be satisfied by Settling Claimant’s allocated payment.

3.Plaintiffs’ Counsel shall cooperate fully with Settling Defendants by executing any and all documents and providing such additional information or authorizations as may be required to comply with any mandatory reporting requirements of Section 111 of the MMSEA or reporting requirement of any other Governmental Authority. If such additional information or authorizations are required, Settling Defendants and their insurers shall organize and consolidate such requests to avoid duplication. If Medicare requires resolution under a Medicare global model for any Medicare-entitled Settling Claimant receiving payment, Plaintiffs’ Counsel agree, in coordination with their represented Settling Claimants, to follow any centralized protocols to coordinate and aggregate all Settling Claimants’ Lien obligations, including Medicare.

4.For each Settling Claimant subject to a Governmental Payor Lien, the amount necessary to satisfy any such Lien or Liens shall be withheld from payment to that Settling Claimant and maintained in the QSF until either (i) the receipt of written documentation that the Lien or Liens are satisfied or waived, in which event the withheld amount shall be released to the Settling Claimant; or (ii) the amounts withheld are paid directly to the Governmental Payor in satisfaction of the Lien.

(b)In reaching this Agreement and paying or causing to be paid the Settlement Amount, Settling Defendants are relying on the representations, warranties, and covenants of Plaintiffs’ Counsel and, specifically, the actions that Plaintiffs’ Counsel have agreed they will take or facilitate to satisfy any and all Liens and subrogation claims by any government program, Governmental Authority, attorneys, healthcare providers, or insurers, should they arise, pertaining to matters involved in or relating to the Event and this Agreement.

(c)Any interest in, Lien on, or right of subrogation with respect to their Claims by or belonging to any and all entities and individuals, including (without limitation) any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by the Settling Claimant’s allocated payment.

(d)Except as expressly provided in this Agreement, neither Settling Defendants nor any other Released Party is responsible for Liens or subrogation claims against settlement payments or the costs and expenses incurred in resolving any such Liens or subrogation claims against settlement payments.

7.3.Indemnification by Plaintiffs’ Counsel. Plaintiffs’ Counsel indemnifies and agrees to hold harmless each Settling Defendant and all Released Parties from any claim of any holder of a Lien on Plaintiffs’ Counsel, to the extent the Lien applies to Plaintiffs’ Counsel and not to any Settling Claimant.

7.4.Released Parties’ Responsibility. Released Parties are not responsible for Liens or subrogation claims against settlement payments or the costs and expenses incurred in resolving any such Liens or subrogation claims against settlement payments.

8.CONFIDENTIALITY; PUBLIC STATEMENTS

8.1.Confidentiality. Settling Claimants and Plaintiffs’ Counsel will not issue any press releases, press briefings, tweets, Instagram posts, or any other social media posts relating to this Agreement. Plaintiffs’ Counsel will not identify Settling Defendants or Released Parties by name in any marketing communications, including websites, but may otherwise discuss information that is already in the public domain and may refer to “ethylene oxide litigation.” For the avoidance of doubt, this section applies regardless of the jurisdiction in which the press release or other statement is being made or to which it is being directed.

8.2.Solicitation and Marketing.

(a)Plaintiffs’ Counsel represents and warrants that they and their respective law firms have no present intention to solicit, accept, or represent new clients for the purpose of bringing any Claim against any Released Party.

(b)Plaintiffs’ Counsel affirms that, to the best of their knowledge, they have ceased all advertising for Claims and have no present intention to resume such advertising. This includes purchases of Google ad words, emails or other communications with client databases regarding Claims and any other solicitation originating from any Plaintiffs’ Counsel in any medium, including television, billboards, websites, blogs, internet ads or pop-ups, newspapers, magazines, Facebook, Twitter, Instagram, or other social media outlets.

8.3.Permitted Disclosures.

(a)Plaintiffs’ Counsel acknowledges that Settling Defendants will be disclosing the principal terms of the overall settlement (including the total amount to be paid by the Settling Defendants) and may also disclose this Agreement and the term sheet if the Settling Defendants determine that such disclosure is required by federal securities laws and regulations. Settling Defendants will redact the allocations to the Settling Claimants as set forth in Exhibit C if they determine that such redactions are consistent with their obligations under the securities laws (as they presently believe to be the case).

(b)Notwithstanding anything in this Section 8 to the contrary, the Parties may disclose this Agreement and its terms in order to:

1.comply with any law, rule, regulation, order, or government-imposed requirement (including, for the avoidance of doubt, applicable Rules of Professional Responsibility); provided that any disclosure shall be made only with prior notice to the non-disclosing Party (unless prohibited by applicable law, rule, order, or decree or other requirement having the force of law); or

2.prove the existence of or enforce the Agreement in a court proceeding, arbitration proceeding, mediation, or as otherwise required by law or ethical obligations, such as for informed consent purposes to obtain court approval of a settlement before the Release can bind a minor or incompetent Person. The disclosing Party shall seek a protective order. If Plaintiffs’ Counsel or other Party receives notice of a legal proceeding in which the court or a party requests and/or orders the disclosure of any confidential matter covered by this Agreement, notice shall be given to the other Parties forthwith and the ones giving notice shall make a motion seeking a protective order to protect the confidentiality of confidential matters under this Agreement.

9.MISCELLANEOUS

9.1.No Admission of Liability or Lack of Merit.

(a)Neither this Agreement nor any exhibit, document, or instrument delivered hereunder, nor any statement, transaction, or proceeding in connection with the negotiation, execution, or implementation of this Agreement, is intended to be or shall be construed as or deemed to be evidence of an admission or concession by (i) any Released Party of any fault, liability, wrongdoing, fact, or damages or of the truth of any allegations asserted by any Settling Claimant against them or (ii) any Settling Claimant of any lack of merit in the Settling Claimant’s Claims.

(b)No Party shall seek to introduce into evidence or use in any judicial proceeding this Agreement, any exhibit, document, or instrument delivered hereunder, or any statement, transaction, or proceeding in connection with the negotiation, execution, or implementation of this Agreement, except as necessary to enforce the terms of this Agreement (or in connection with the determination of any income tax liability of a party) or any instrument executed and delivered pursuant to this Agreement (including any Release). If a Person seeks to introduce and/or use any of the matters described herein in any proceeding against any Released Party, the restrictions of this Section 9.1 shall not apply to any Released Party with respect to that Person.

9.2.Insurer Claims. For avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

9.3.Deadlines. If any action or event does not occur by the date provided by this Agreement, the Parties shall work together to adjust the dates in order for the Parties to accomplish their agreed upon desire to complete this settlement, including by invoking the assistance of the Mediator if necessary. Any agreement changing a date provided by this Agreement shall be in writing, with copies to the notice parties set forth in Section 9.5.

9.4.Tax Issues. The Parties shall cooperate with respect to compliance with any required tax reporting, including by using reasonable efforts to provide (or to cause Plaintiffs’ Counsel or Plaintiffs to provide) any information or tax forms reasonably requested by the Settling Defendants or the QSF Administrator. No amount of taxes shall be withheld by any Person making a payment pursuant to the settlement in accordance with this Agreement except to the extent required by applicable law. Any amounts that are withheld in respect of taxes shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such withholding was made. No Party makes any representations regarding the potential tax treatment for the transaction provided herein and, subject to Section 4.5, each Party is solely responsible for paying his, her, or its own taxes, including any tax consequences arising from, relating to, or in connection with this Agreement.

9.5.Notice. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally by email or by mail accompanied by an email copy to the recipient. Notices shall be sent to the appropriate Party at its address given below (or at such other address for such Party as shall be specified by notice given under this Agreement):

If to Plaintiffs’ Counsel or Settling Claimants, to:
Salvi, Schostok & Pritchard, P.C.
161 N. Clark Street, Suite 4700
Chicago, Illinois 60601
Attn: Patrick A. Salvi
Email: psalvi2@salvilaw.com

Romanucci & Blandin, LLC
321 N. Clark Street, Suite 900
Chicago, Illinois 60654
Attn: Bryce Hensley
Email: bhensley@rblaw.net

If to Settling Defendants to:

Munger, Tolles & Olson LLP
350 South Grand Avenue
Los Angeles, CA 90071
Attn: Brad D. Brian, Esq.
Attn: Bethany Kristovich, Esq.
Attn: Juliana Yee, Esq.
Email: brad.brian@mto.com bethany.kristovich@mto.com juliana.yee@mto.com

9.6.Effective Date of Notice. Any notice, request, instruction, or other document shall be deemed to have been given as of: (i) the date so transmitted by electronic mail, (ii) on the next Business Day when sent by Federal Express or other overnight delivery service, or (iii) five Business Days after the mailing date if sent by U.S. mail, provided that if any date on which the notice or other communication shall be deemed to have been given is not a Business Day, the notice or other communication shall be deemed to have been given as of the next Business Day.

9.7.Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction. Any proceedings relating to this Agreement shall be filed in the Circuit Court of Cook County, Illinois.

9.8.Consent to Submit to Jurisdiction of Court; Mediator. Except to the extent the Parties have otherwise agreed to submit certain disputes to the Mediator as provided by this Agreement, the Parties acknowledge and agree that the Circuit Court of Cook County, Illinois presiding over the In re: Willowbrook Ethylene Oxide Litigation, Case No. 18 L 010744, has jurisdiction to enforce this Agreement, including the adjudication of issues relating to the termination or removal of liens.

9.9.Waiver of Inconsistent Provisions of Law; Severability.

(a)To the extent permitted by applicable law and ethical requirements, and except as set forth in subsection (c) below, each Party waives any provision of law (including the common law) that renders any provision of this Agreement or Release invalid, illegal, or unenforceable in any respect.

(b)In any event, upon any determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the extent permitted by applicable law and ethical requirements.

(c)Settling Defendants’ Walk Away Right is a non-severable part of this Agreement. If the Walk Away Right is determined or held to be invalid, in whole or part, then the entire Agreement is invalid and terminated and any obligations, including those relating to payment, are extinguished.

9.10.Electronic Signatures. This Agreement and any amendments thereto, to the extent signed and delivered by means of a facsimile machine or electronic scan (including in the form of an Adobe Acrobat PDF file format), shall be treated as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version delivered in person.

9.11.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute the same instrument. It shall not be necessary for any counterpart to bear the signature of all Parties. Counsel for any Party shall be authorized to assemble a composite counterpart which shall consist of one copy of each page, except the signature pages, together with multiple counterpart signature pages executed on behalf of every party to this Agreement. The composite counterpart may then be used by any Party for all purposes as the complete and executed Agreement.

9.12.Good Faith Negotiations. The Parties each acknowledge that the negotiations leading up to this Agreement were conducted regularly and at arm’s length; this Agreement is made and executed by each Party’s own free will; and no Party has been improperly influenced or induced to enter this Agreement as a result of any act or action on the part of any other Party or employee, agent, attorney or representative of any other Party. The Parties acknowledge that they entered into this Agreement to compromise permanently and settle the claims of any Settling Claimant, on the one hand, against Settling Defendants and/or Released Parties on the other hand, settled by the execution of this Agreement and the Settling Claimants’ individual Release.

9.13.Construction. The Parties understand and agree that each term and condition of this Agreement has been mutually negotiated, prepared, and drafted, and if at any time the Parties are required to interpret or construe any term or condition, no consideration shall be given to the issue of which Party actually prepared, drafted, or requested any term or condition.

9.14.Headings; References. The headings of the Table of Contents, Sections, and/or sub-sections of this Agreement are for convenience only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The words “include” and “including” and words of similar import when used in this Agreement or any Exhibit are not limiting and shall be construed to be followed by the words “but not limited to,” whether or not they are in fact followed by those words. The definitions in this Agreement or any Exhibit apply to the singular as well as the plural forms of such terms. Words of any gender (masculine, feminine, neuter) mean and include correlative words of the other genders. As used herein or in any Exhibit, the symbol “$” shall mean United States dollars. References to instruments or documents being delivered or submitted “by” any Person include (whether or not so specified) delivery or submission on behalf of such Person by his counsel whether or not so specified, provided that if any particular instrument or document must be executed by a particular Person, it must (unless otherwise expressly specified herein) be executed by that Person. References to any particular Section shall be deemed to refer to any and all sub-sections of that Section and any and all sub-sub-Sections of those sub-Sections, and so on.

9.15.Third Party Beneficiaries; Assignment. Except for Settling Claimants and the Released Parties and their respective successors and assigns, no provision of this Agreement is intended to create any third-party beneficiary to this Agreement. With the exception of the Sterigenics US, solely as funder of the Escrow Account, and Sotera Health Company, solely as guarantor of Sterigenics US’s Escrow Account funding obligation, and notwithstanding any other provision herein, none of the Released Parties has any obligation to the Settling Claimants, financial or otherwise, under this Agreement or otherwise as a result of or in consideration for the Settling Claimants opting into the settlement or for releasing and covenanting not to sue the Released Parties. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and the Released Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by the Settling Claimants or Plaintiffs’ Counsel without the prior written consent of Settling Defendants. No right in a Claim or right to release a Claim may be assigned by any Settling Claimant after the Execution Date without the prior written consent of Settling Defendants. Any assignment in violation of this Section 9.15 shall be null and void ab initio. Any Party shall have the right to seek to avoid the effect of any such assignment made in violation of this section in proceedings before an appropriate court.

9.16.Amendments. This Agreement may be amended by (and only by) a written instrument signed by the Parties.

9.17.Further Assurances. The Parties shall take such reasonable actions consistent with the terms of this Agreement as may reasonably be requested by the other Party, and otherwise reasonably cooperate with the other Party in a manner consistent with the terms of this Agreement, as may be reasonably necessary to effectuate the intent, terms, and purposes of this Agreement.

9.18.Privileges Retained. Nothing in this Agreement, or the negotiations or proceedings relating to it, is intended to be, nor shall be deemed to constitute, a waiver of any applicable privileges or immunities, including (without limitation) the attorney-client privilege, the joint-defense privilege, the common interest privilege, and any attorney work product protections or immunities.

9.19.Construction. In the event any court, arbitrator, or other adjudicative body of competent jurisdiction is called upon to interpret this Agreement, the language of this Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for or against any Party, regardless of which Party drafted or was principally responsible for drafting the Agreement or any specific term or condition hereof. No Party may offer in evidence or otherwise use, for purposes of suggesting any interpretation of this Agreement, any prior drafts of this Agreement.

9.20.Entire Agreement. This Agreement, including (without limitation) each Settling Claimant’s executed Release, contains the entire agreement between Plaintiffs’ Counsel and Settling Claimants and Settling Defendants with respect to the subject matter hereof, and supersedes and cancels all previous agreements, negotiations, and commitments in writing between the Parties with respect to the subject matter hereof.

9.21.Survival. Notwithstanding anything to the contrary in this Agreement, the obligations of the Parties set forth in Section 4.6 shall survive the termination of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the dates indicated below.

SETTLING DEFENDANTS:

STERIGENICS U.S., LLC
DATED: March 28, 2023

/s/ Matthew J. Klaben
Matthew J. Klaben
Senior Vice President, General Counsel and Secretary

SOTERA HEALTH LLC
DATED: March 28, 2023

/s/ Matthew J. Klaben
Matthew J. Klaben
Senior Vice President, General Counsel and Secretary

GUARANTOR, solely as to its obligations under Section 4.3:

SOTERA HEALTH COMPANY
DATED: March 28, 2023

/s/ Alex Dimitrief
Alex Dimitrief
Senior Vice President, General Counsel and Secretary

PLAINTIFF'S COUNSEL, and on behalf of SETTLING CLAIMANTS

ROMANUCCI & BLANDIN, LLC, and on behalf of Heather and Michael Schumacher
DATED: March 28, 2023

/s/ Antonio Romanucci
Antonio Romanucci

SMITH LACIEN, LLP, and on behalf of Doug and Teresa Fornek
DATED: March 28, 2023

/s/ Brian LaCien
Brian LaCien

HART MCLAUGHLIN & ELDRIDGE, LLC,
and on behalf of Heather and Michael
Schumacher
DATED: March 28, 2023

/s/ Steven A. Hart
Steven A. Hart

SALVI, SCHOSTOK & PRITCHARD P.C., and on behalf of Susan and Brian Kamuda

/s/ Patrick A. Salvi, II
Patrick A. Salvi, II
[Signature Page - Settlement Agreement by and between
Plaintiffs' Counsel, Sotera Health, and Sterigenics US]

EXHIBIT A

Executed Releases by all Settling Claimants

RELEASE AGREEMENT

This Release Agreement (the “Release Agreement”) is made and entered into on the date signed below by Susan Kamuda (the “Releasor”) and takes effect on the Effective Date (as defined herein).

RECITALS

WHEREAS, on March 28, 2023, Sotera Health LLC and Sterigenics U.S., LLC (“Settling Defendants”) and counsel for Releasor (“Releasor’s Counsel”) entered into a binding agreement to provide for the full and final resolution (the “Settlement Agreement”) of the Releasor’s Covered Claims (as defined herein), including claims that have been, could have been, or may be asserted against Settling Defendants or others for injury arising from, relating to, or in connection with the use and/or emission of ethylene oxide by and/or from Sterigenics U.S., LLC’s or any other Released Party’s (as defined herein) operations in or around Willowbrook, Illinois;

WHEREAS, Settling Defendants deny any and all liability with respect to the Covered Claims, and deny any liability to Releasor;

WHEREAS, in return for good and valuable consideration, which shall be ********* (the “Settlement Amount”), which shall be deposited into a qualified settlement fund to be formed under Section 468B of the Internal Revenue Code and its regulations (the “QSF”), Releasor agrees through this Release Agreement to release, settle, and discharge any and all Covered Claims against the Released Parties; and

WHEREAS, this Release Agreement is conditioned on the performance and fulfillment of conditions set forth in the Settlement Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, Releasor agrees as follows:

DEFINITIONS

1.Releasor. References to Releasor include Releasor’s heirs, beneficiaries, next of kin, executors, administrators, successors, assigns, and any person or entity claiming by, through, under, or on their behalf.

2.Releasor’s Counsel. “Releasor’s Counsel” means the lawyer(s) and law firm representing Releasor in any pending Covered Claims asserted against any Released Parties.

3.Released Parties.

(a)“Released Party” or “Released Parties” means:

i.Sotera Health Company; Sotera Health Holdings, LLC; Sotera Health LLC; Sotera Health Topco Parent, LP; and Sotera Health GP, LLC;

ii.Sterigenics U.S., LLC;

iii.Warburg Pincus LLC and all funds, general partners and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including without limitation Warburg Pincus Private Equity XI, LP; Warburg Pincus Private Equity XI-B, LP; Warburg Pincus Private Equity XI- C, LP; Warburg Pincus XI Partners, LP; WP XI Partners, LP; Warburg Pincus XI, LP; WP Global, LLC; Warburg Pincus Partners I, LP; Warburg Pincus GP LLC; Warburg Pincus (Cayman) XI, LP; Warburg Pincus XI-C, LLC; Warburg Pincus Partners II (Cayman), LP; Warburg Pincus (Bermuda) Private Equity GP Ltd.; Warburg Pincus & Co., WP XI, LP; Bull Co-Invest, LP; Warburg Pincus Private XI, LP; Warburg Pincus Partners II, LP; Warburg Pincus Partners II Holdings, LP; Warburg Pincus Partners GP LLC; Warburg Pincus Partners II Holdings (Cayman), LP; WPP II Administrative (Cayman), LLC, and their respective affiliates, members, officers, directors, partners, and limited partners;

iv.GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.; all funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C., including without limitation GTCR Fund IX/A, L.P.; GTCR Fund IX/B, L.P.; GTCR Co-Invest III, L.P.; GTCR Fund XI/A LP; GTCR Fund XI/CLP; GTCR Partners XI/A&C LP; GTCR Co-Invest XI LP; GTCR Investment XI LLC; GTCR Fund XI/A VCOC; GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i) GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C.; and (ii) the funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, LLC;

v.all of the foregoing entities’ affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants, or other representatives, including (without limitation) *** and

vi.The Released Parties’ insurers, including (without limitation) Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

(b)All Released Parties are intended third-party beneficiaries of this Release Agreement.

4.Covered Claims. “Covered Claims” means the following categories of claims:

(a)Any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may in the future be, asserted against the Settling Defendants or any other Released Parties regarding injuries arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s or any other Released Party’s operations in or around Willowbrook, Illinois (“Willowbrook Claims”). For the avoidance of doubt, Willowbrook Claims include (without limitation) injuries—arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s Willowbrook facility—that may develop in the future, whether the alleged injury relates to an entirely new diagnosis or a recurrence of an earlier medical diagnosis. Willowbrook Claims do not include claims regarding injuries that are unrelated or not alleged to be related to ethylene oxide exposure in or around Willowbrook, Illinois (e.g., a claim arising from a vehicle accident between a Released Party and an employee driving a vehicle belonging to a Settling Defendant). The Willowbrook Claims include (without limitation):

i.The judgment in Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475;

ii.All claims against Sterigenics U.S., LLC as successor to Sterigenics EO, Inc., IBA S&I, Inc., Griffith Micro Science, Inc., Micro-Biotrol, Inc., and Micro- Biotrol Company related to the operations of any of those companies in or around Willowbrook, Illinois; and

iii.The following cases in the Circuit Court of Cook County, Illinois: Kamuda v. Sterigenics U.S., LLC, Case No. 2018-L-010475; Fornek v. Sterigenics U.S., LLC, Case No. 2018-L-010744; and Schumacher v. Sterigenics U.S., LLC, Case No. 2018-L-011939.

(b)Actions, citations, or potential actions or citations to enforce or collect on a judgment or verdict obtained in any case involving Willowbrook Claims, including but not limited to Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475, pending in the Circuit Court of Cook County, Illinois (Hon. Patrick Heneghan); and

(c)The Bachoe v. Sotera Health Co. action filed on November 1, 2022 in the Circuit Court of Cook County, Illinois (Case No. 2022-L-009825), the Bachoe v. Sotera Health Co. action now pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292), and any other actual or potential actions seeking to challenge any transfer of assets to or from Sterigenics U.S., LLC, Sotera Health LLC, or any other Released Party to any other entity or person.

5.Effective Date. The terms of this Release Agreement immediately become binding upon the Releasor’s execution hereof (such date of execution, the “Effective Date”) and without any further action required; provided, however, that the release of Covered Claims, as described in Paragraphs 6 and 7, will not become effective unless and until the Settlement Funding Date occurs (as defined in the Settlement Agreement). If the Settling Defendants opt to terminate the Settlement Agreement, this Release Agreement will be null and void nunc pro tunc and returned to Releasor’s Counsel.

RELEASE OF CLAIMS

6.Complete and Final Release. As of the Effective Date, in return for the deposit of the Settlement Amount into the QSF, the sufficiency of which is acknowledged, Releasor hereby releases, settles, cancels, discharges, and acknowledges to be fully satisfied any and all claims, demands, rights, actions, suits, damages, and causes of action of whatever kind, nature, or description whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Releasor may now or may hereafter have or assert against Released Parties arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor may now or may hereafter have or assert against Released Parties for alleged injuries, losses, and damages, including pain and suffering, wrongful death, punitive damages, survivorship, personal injuries, and related damages, and loss of services, consortium, companionship, and all other intangible losses, whether based in tort, intentional tort, contract, statute, or other theory of recovery, attorneys’ fees and costs, mental or emotional distress, or for hospital, medical, nursing, or other healthcare expenses, lost wages, or any other losses or expenses, whether known or unknown, whether already in existence or to arise in the future, anticipated or not, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(b)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor’s spouse (including but not limited to putative or common law spouse or domestic partner), if any, may now or may hereafter have or assert against Released Parties for alleged injuries, losses and damages, including pain and suffering, wrongful death, punitive damages, attorneys’ fees and costs, loss of services, loss of companionship and/or consortium, society or support, mental or emotional distress, or for hospital, medical, or nursing or other healthcare expenses, lost wages, or any other losses and expenses, whether known or unknown, whether already in existence or to arise in the future, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(c)Without limiting the foregoing, this Release Agreement includes any and all claims against Released Parties for pecuniary loss, injury, or damage which might accrue to Releasor, his or her estate, and others by virtue of Releasor’s death, whether such claims are pursued directly or indirectly or by some person or persons in a representative capacity, if such claims arise from, relate to, or are in connection with the Covered Claims or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(d)Without limiting the foregoing, Releasor hereby agrees and covenants that Releasor will never: (i) take any legal or other action to initiate, pursue or maintain, or otherwise attempt to execute upon, collect, or otherwise enforce, any claim against any of the Released Parties constituting, arising from, relating to, or in connection with the Covered Claims, (ii) institute any new legal action against any Released Party relating to any injury Releasor has ever claimed, or may at any time hereafter claim, was caused in whole or in part by any Released Party arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims, whether in the past or in the future, and/or (iii) attempt to execute or collect on, or otherwise enforce, any judgment that has been or may be entered against any Released Party in any legal action described in clause (ii), or (iv) maintain Releasor’s pending legal action(s) against any Released Party.

(e)Without limiting the foregoing, Releasor acknowledges that the Settlement Amount shall constitute the full compensation which will ever be paid to Releasor by or on behalf of the Released Parties by reason of the claims which have been or which may ever be made against Released Parties arising out of or by reason of or in any manner connected with Releasor’s injuries arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims; that neither Sterigenics U.S., LLC nor any Released Party shall have any responsibility whatsoever for the payment of Releasor’s attorneys’ fees or costs, or for the payment of any taxes owed by Releasor, or for satisfaction of liens associated with the allocation of settlement funds; that this Release Agreement is final and binding upon Releasor; and that no Covered Claim, derivative or otherwise, may ever be brought against Released Parties.

(f)Without limiting the foregoing, Releasor agrees to release any rights he or she may have regarding claims relating to or arising from any Covered Claim that Releasor does not know or suspect to exist at this time and that, if known by him or her, would materially affect his or her settlement with the Released Parties. Releasor expressly and knowingly waives any statutory or judicial provisions, rulings, or mandates to the contrary.

(g)Without limiting the foregoing, Releasor agrees to release all claims, past, present, and future, alleged or that could have been alleged against insurers that have any of the Released Parties as a named insured, including but not limited to Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG, relating to or arising from any Covered Claims. For the avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

(h)Without limiting the foregoing, if Releasor settles with any third party against whom claims are not released through this Release Agreement (collectively, “Non-Settling Third Parties”), Releasor will obtain a release from the Non-Settling Third Party for Released Parties for any claim for indemnity, contribution, or similar theory. If Releasor obtains a judgment against any Non-Settling Third Party, Releasor will not execute on any portion of that judgment that the Non-Settling Third Party successfully seeks from Released Parties via a claim for indemnity, contribution, or similar claim. Releasor agrees to indemnify, defend, and hold harmless Released Parties for any claims for indemnity or contribution brought by any Non-Settling Third Parties against Released Parties arising from or relating to the Covered Claims.

7.Other Claims. Releasor understands and agrees that certain of Releasor’s relatives, dependents, or others might have potential claims against Released Parties for the alleged injuries of Releasor. Releasor understands and agrees that by executing this Release Agreement and having the Settlement Amount deposited into the QSF, Releasor has received fair, just, and adequate consideration for any claims for the alleged injuries of Releasor which may arise from, relate to, or are in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims. Releasor understands and agrees that by executing this Release Agreement, Releasor has forever released, discharged, and given up any and all claims that Releasor or others might have against Released Parties for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Releasor specifically agrees to indemnify, defend, and hold the Released Parties harmless from and against any claim arising from, relating to, or in connection with the Covered Claims that may be brought by any beneficiary or next of kin of Releasor. Releasor agrees that such indemnification includes the payment of all reasonable costs and expenses of investigation, defense, settlement, attorneys’ fees, judgments, court costs, and all other costs and expenses of defending any such claim or other claim for wrongful death.

(b)Releasor warrants and represents that, apart from any liens held by the Lien Holders as defined in Paragraph 9(a) below, no claims or portion of the claims which are the subject of this Release Agreement have been assigned or otherwise transferred to any person or legal entity which claims a right thereunder as against the Releasor and/or Released Parties. Releasor specifically warrants and represents that to the extent any bankruptcy action is pending, Releasor will take all necessary actions to notify the Bankruptcy Court of this settlement and will fulfill all obligations to the Bankruptcy Court. Releasor agrees to indemnify, defend, and hold harmless Released Parties from any loss, claim, expense, demand, or cause of action of any kind or character, including costs and attorneys’ fees, that result from the failure, if any, of Releasor to fulfill his or her obligations to any bankruptcy court. Upon request, Releasor further agrees that he or she will provide written confirmation that he or she fulfilled any bankruptcy court obligations.

RELEASOR ACKNOWLEDGMENTS

8.Acknowledgements by Releasor

(a)RELEASOR IS ENTERING INTO THIS RELEASE AGREEMENT FREELY AND VOLUNTARILY, WITHOUT BEING INDUCED, PRESSURED OR INFLUENCED BY, AND WITHOUT RELYING ON ANY REPRESENTATION OR OTHER STATEMENT MADE BY OR ON BEHALF OF ANY RELEASED PARTY OR ANY OTHER PERSON. RELEASOR UNDERSTANDS, ACKNOWLEDGES AND ACCEPTS THE NATURE, VALUE AND SUFFICIENCY OF THE CONSIDERATION DESCRIBED IN THIS RELEASE AGREEMENT.

(b)Releasor acknowledges that Releasor has been informed of the terms of Settlement Agreement and has read this Release Agreement, and Releasor has had an opportunity to obtain advice from, and ask questions of, a lawyer of Releasor’s choosing regarding the terms and legal effect of the Settlement Agreement, this Release Agreement and Releasor’s decision to accept the Settlement Amount. Releasor further acknowledges that Releasor has been informed that the effectiveness of this Release Agreement and payment to Releasor of Releasor’s settlement allocation are contingent on certain events and conditions outside of Releasor’s control, including, but not limited to, the decisions by other plaintiffs alleging Covered Claims to participate in a settlement with Released Parties. Releasor acknowledges that Releasor has been informed of all these matters by Releasor’s Counsel and such counsel has answered all of Releasor’s questions (if any) to Releasor’s satisfaction.

(c)Releasor understands that Releasor has the right to make an informed decision regarding whether to sign this Release Agreement. Releasor acknowledges that Releasor understands this Release Agreement.

(d)Releasor further understands that any amounts paid to Releasor will be transmitted from the QSF to Releasor’s Counsel, in trust for Releasor, to be disbursed to Releasor subject to: (a) any applicable lien holdbacks or payment obligations, including to Releasor’s counsel; (b) the payment of any court-ordered common cost assessments; and (c) the provisions of the Settlement Agreement and this Release Agreement. Released Parties take and bear no responsibility for the maintenance of funds in trust, or distribution or withholding of settlement funds from Releasor’s Counsel to Releasor.

(e)Releasor understands and acknowledges that Released Parties and their counsel have played no role in, and take and bear no responsibility for, the allocation of settlement amounts among settling plaintiffs or the allocation of settlement funds between settling plaintiffs and settling plaintiffs’ counsel.

(f)Releasor acknowledges that Releasor’s Counsel have been available to assist Releasor in the informed consent process and to answer any questions that Releasor might have had about the Settlement Agreement or this Release Agreement.

(g)Neither Settling Defendants nor any Released Party has provided tax advice to Releasor. All parties to this Release Agreement understand and expressly agree that any income or other tax payable by the Releasor under applicable law, including any interest or penalties (if any) ultimately determined to be payable, as well as any federal, state or local reporting or payment obligations resulting from or attributable to the settlement funds, are the sole responsibility of Releasor. The Settling Defendants, Released Parties, and Releasor acknowledge and agree that $***** of Releasor’s total allocated settlement funds constitute payment for Releasor’s $***** judgment for claims of personal physical injuries and physical sickness within the meaning of Section 104 of the Internal Revenue Code of 1986, as amended, and emotional distress due to such personal physical injuries or physical sickness. Unless otherwise required by a change in applicable law, Settling Defendants and Released Parties do not intend to issue an IRS Form 1099 that reports this excludible portion as income to Releasor. Settling Defendants, Released Parties, and Releasor further recognize that the balance of Releasor’s allocated settlement funds, or $*****, constitutes payment for Releasor’s other, taxable claims, and is expected to be reported to Releasor on an IRS Form 1099-MISC. No later than ten days in advance of the transfer of any settlement funds to Releasor, Releasor shall provide the QSF administrator, the Settling Defendants and their respective authorized agents with a duly completed and signed IRS Form W-9, in form and substance reasonably satisfactory to the QSF administrator and the Settling Defendants, certifying that Releasor is a U.S. citizen or other U.S. person and not subject to backup withholding.

(h)Releasor understands and agrees that a substantial reason for Settling Defendants agreeing to pay and paying the money referenced in this Release Agreement is the settlement, release, and elimination of any and all claims that Releasor or others have now or in the future might have, absent this Release Agreement, for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

LIENS AND SUBROGATION CLAIMS

9.Releasor’s Responsibility for Liens and Subrogation Claims.

(a)Releasor is solely responsible for any liens and agrees to pay or has paid any liens held by or amounts owed to third parties, whether persons or entities, including any state or federal government entities, individual healthcare providers, insurers, litigation funders, or attorneys (all hereinafter “Lien Holders1”), arising out of or related to Releasor’s Covered Claims. Releasor also agrees that any liens based on any hospital or medical expenses incurred as a result of Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims will be resolved and/or satisfied by Releasor. Releasor will indemnify, defend, and hold harmless Released Parties from claims by any Lien Holders, actual or asserted.

(b)Releasor agrees that any interest in, lien on, or right of subrogation in his or her Covered Claims by or belonging to any and all entities and individuals, including without limitation any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by Releasor’s allocated payment.

(c)Releasor agrees that Released Parties are not responsible for liens or subrogation claims against any settlement payments or the costs and expenses incurred in resolving any such liens or subrogation claims against settlement payments.

(d)Releasor acknowledges that lien resolution may take place pursuant to a Medicare global model for any Medicare-entitled Releasor receiving payment under the Release Agreement. Releasor and Releasor’s Counsel agree to follow any centralized protocols to coordinate and aggregate the resolution of all Releasor’s lien obligations, including Medicare.
________________________
1 For purposes of this Release Agreement, the term Lien Holder shall expressly include (without limitation) the following: workers’ compensation carriers, health insurers, healthcare providers, Medicare, Medicaid, the U.S. Department of Veterans Affairs, the U.S. Department of Defense, TRICARE, Indian Health Services, litigation funders, attorneys, and any other private or public individual, entity, or program that holds liens or is owed payment arising out of or related to Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims.

(e)Releasor understands and agrees that as a condition to the disbursement of the allocated settlement funds to Releasor, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall ensure that: (1) any and all known medical liens, claims arising from medical expenses, past, present, and/or future, and/or other liens including but not restricted to liens and/or claims by any Lien Holder (hereinafter “Liens”), incurred as a result of Releasor’s claims or claimed injuries arising from, relating to, or in connection with the Covered Claims have been, or will be, resolved, or that a holdback amount has been agreed to with Medicare, and (2) each Lien asserted by a state or federal government, individual healthcare provider, insurer, litigation funders, and/or attorney Lien Holder has been, or will be, resolved. In addition to the foregoing, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with mandatory reporting requirements.

(f)Releasor further agrees to cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with the mandatory Medicare reporting requirements of Section 111 of the Medicare, Medicaid and SCHIP Extension Act of 2007 (“MMSEA § 111”). If Releasor is found to be Medicare eligible, Sterigenics U.S., LLC, as the Responsible Reporting Entity (under the provisions of MMSEA § 111) shall report the settlement in accordance with MMSEA § 111, and will share the same with Releasor’s Counsel. Releasor further specifically releases and relinquishes any and all right to and claim for any private cause of action pursuant to 42 U.S.C. § 1395y(b)(3)(A).

(g)In addition, Releasor expressly agrees and undertakes to indemnify, defend, and hold harmless the Released Parties from all costs and expenses incurred on account of any claims, demands, rights or causes of action by any other person or entity claiming:

i.a right on behalf of or through the Releasor as against the Released Parties;

ii.a Lien upon, subrogated interest in, or right or entitlement to the proceeds of the settlement;

iii.a right to reimbursement or subrogation for any reason arising out of the consideration payable under this Release Agreement;

iv.a right to recovery by, or reimbursement to, the appropriate funds for conditional payments made or to be made by The Centers for Medicare and Medicaid Services (such payments, “Government Health Payments”) with respect to covered items and services (or any portion thereof), pursuant to 42 U.S.C. § 1395y(b), and corresponding regulations, including but not limited to 42 CFR § 411.22 and 42 CFR § 411.24, including any amendments thereto or interpretations thereof that may be placed upon such statutes and regulations by any state or federal court (sometimes known as the “Medicare Secondary Payor” laws and program). Releasor expressly agrees that he or she assumes full responsibility for satisfying any and all notification, reimbursement and recovery obligations owed with respect to Government Health Payments; or

v.a right against Released Parties due to the fact that Releasor is, in fact, a party to bankruptcy proceedings at such time as to affect the rights of Released Parties under this Release Agreement.

(h)Releasor further expressly agrees and covenants to release, discharge, forever indemnify, defend, and hold harmless the Released Parties and their attorneys from any Liens and/or claims which may arise or may have arisen in favor of Medicare, Medicaid, any other government program or any other governmental entity, federal, state or local, by operation of law or equity, for medical expenses, disability benefits, or any other charge or expense, directly or indirectly relating to Releasor’s injuries arising from, relating to, or in connection with the Covered Claims. The indemnification set forth in this Section specifically includes, but is not limited to, the payment of all reasonable costs and expenses of investigation, defense, settlement, attorney fees, judgments, court costs, and all other costs and expenses of defending such claims. Releasor’s total indemnification obligations under this Release Agreement shall not exceed Releasor’s settlement amount.

OTHER PROVISIONS

10.Good Faith Settlement Determination. If requested by any Released Party, Releasor will cooperate and use best efforts to obtain a Good Faith Settlement Determination.

11.Choice of Law. This Release Agreement shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction.

12.Competence. Releasor warrants and represents that he or she is of legal age and legally competent to execute this Release Agreement, that no promise or condition not contained or expressly referenced in this Release Agreement has been made to him or her, and that Releasor has been fully informed of the terms of this Release Agreement through discussions with Releasor’s Counsel. No term in this Release Agreement shall be construed against any party on the basis that the party drafted the Release Agreement.

[signature page follows]

Under penalties as provided by law pursuant to Section 1-109 of the Illinois Code of Civil Procedure, the undersigned Releasor certifies that the statements set forth in this Release Agreement are true and correct, except as to matters therein stated to be on information and belief and as to such matters the undersigned certifies as aforesaid that the Releasor verily believes the same to be true.

In so signing, I acknowledge that all provisions have been fully agreed to, understood and comprehended by me, and that I enter into this Release Agreement knowingly and voluntarily for the purpose of making a full and final compromise and settlement of any and all claims arising out of the matters referred to above. This certification shall have the same effect as a verification provided and sworn under oath.

/s/ Susan M. Kamuda
SIGNATURE OF RELEASOR

FULL NAME OF RELEASOR: Susan Kamuda

3/27/2023
DATE:

RELEASOR DOB: **********

RELEASOR SSN: *********

STATE OF ILLINOIS

COUNTY OF

DuPage

[Signature Page to Release Agreement – Susan Kamuda]

SETTLING DEFENDANTS
Acknowledged:
SOTERA HEALTH LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its:    Senior Vice President, General Counsel and Secretary

STERIGENICS U.S., LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its:    Senior Vice President, General Counsel and Secretary

[Signature Page to Release Agreement – Susan Kamuda]

RELEASE AGREEMENT

This Release Agreement (the “Release Agreement”) is made and entered into on the date signed below by Brian Kamuda (the “Releasor”) and takes effect on the Effective Date (as defined herein).

RECITALS

WHEREAS, on March 28, 2023, Sotera Health LLC and Sterigenics U.S., LLC (“Settling Defendants”) and counsel for Releasor (“Releasor’s Counsel”) entered into a binding agreement to provide for the full and final resolution (the “Settlement Agreement”) of the Releasor’s Covered Claims (as defined herein), including claims that have been, could have been, or may be asserted against Settling Defendants or others for injury arising from, relating to, or in connection with the use and/or emission of ethylene oxide by and/or from Sterigenics U.S., LLC’s or any other Released Party’s (as defined herein) operations in or around Willowbrook, Illinois;

WHEREAS, Settling Defendants deny any and all liability with respect to the Covered Claims, and deny any liability to Releasor;

WHEREAS, in return for good and valuable consideration, which shall be ***** (the “Settlement Amount”),
Releasor agrees through this Release Agreement to release, settle, and discharge any and all Covered Claims against the Released Parties; and

WHEREAS, this Release Agreement is conditioned on the performance and fulfillment of conditions set forth in the Settlement Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, Releasor agrees as follows:

DEFINITIONS

1.Releasor. References to Releasor include Releasor’s heirs, beneficiaries, next of kin, executors, administrators, successors, assigns, and any person or entity claiming by, through, under, or on their behalf.

2.Releasor’s Counsel. “Releasor’s Counsel” means the lawyer(s) and law firm representing Releasor in any pending Covered Claims asserted against any Released Parties.

3.Released Parties.

(a)“Released Party” or “Released Parties” means:

i.Sotera Health Company; Sotera Health Holdings, LLC; Sotera Health LLC; Sotera Health Topco Parent, LP; and Sotera Health GP, LLC;

ii.Sterigenics U.S., LLC;

iii.Warburg Pincus LLC and all funds, general partners and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including without limitation Warburg Pincus Private Equity XI, LP; Warburg Pincus Private Equity XI-B, LP; Warburg Pincus Private Equity XI- C, LP; Warburg Pincus XI Partners, LP; WP XI Partners, LP; Warburg Pincus XI, LP; WP Global, LLC; Warburg Pincus Partners I, LP; Warburg Pincus GP LLC; Warburg Pincus (Cayman) XI, LP; Warburg Pincus XI-C, LLC; Warburg Pincus Partners II (Cayman), LP; Warburg Pincus (Bermuda) Private Equity GP Ltd.; Warburg Pincus & Co., WP XI, LP; Bull Co-Invest, LP; Warburg Pincus Private XI, LP; Warburg Pincus Partners II, LP; Warburg Pincus Partners II Holdings, LP; Warburg Pincus Partners GP LLC; Warburg Pincus Partners II Holdings (Cayman), LP; WPP II Administrative (Cayman), LLC, and their respective affiliates, members, officers, directors, partners, and limited partners;

iv.GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.; all funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C., including without limitation GTCR Fund IX/A, L.P.; GTCR Fund IX/B, L.P.; GTCR Co-Invest III, L.P.; GTCR Fund XI/A LP; GTCR Fund XI/CLP; GTCR Partners XI/A&C LP; GTCR Co-Invest XI LP; GTCR Investment XI LLC; GTCR Fund XI/A VCOC; GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i) GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C.; and (ii) the funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, LLC;

v.all of the foregoing entities’ affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants, or other representatives, including (without limitation)*****; and

vi.The Released Parties’ insurers, including (without limitation) Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

(b)All Released Parties are intended third-party beneficiaries of this Release Agreement.

4.Covered Claims. “Covered Claims” means the following categories of claims:

(a)Any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may in the future be, asserted against the Settling Defendants or any other Released Parties regarding injuries arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s or any other Released Party’s operations in or around Willowbrook, Illinois (“Willowbrook Claims”). For the avoidance of doubt, Willowbrook Claims include (without limitation) injuries—arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s Willowbrook facility—that may develop in the future, whether the alleged injury relates to an entirely new diagnosis or a recurrence of an earlier medical diagnosis. Willowbrook Claims do not include claims regarding injuries that are unrelated or not alleged to be related to ethylene oxide exposure in or around Willowbrook, Illinois (e.g., a claim arising from a vehicle accident between a Released Party and an employee driving a vehicle belonging to a Settling Defendant). The Willowbrook Claims include (without limitation):

i.The judgment in Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475;

ii.All claims against Sterigenics U.S., LLC as successor to Sterigenics EO, Inc., IBA S&I, Inc., Griffith Micro Science, Inc., Micro-Biotrol, Inc., and Micro- Biotrol Company related to the operations of any of those companies in or around Willowbrook, Illinois; and

iii.The following cases in the Circuit Court of Cook County, Illinois: Kamuda v. Sterigenics U.S., LLC, Case No. 2018-L-010475; Fornek v. Sterigenics U.S., LLC, Case No. 2018-L-010744; and Schumacher v. Sterigenics U.S., LLC, Case No. 2018-L-011939.

(b)Actions, citations, or potential actions or citations to enforce or collect on a judgment or verdict obtained in any case involving Willowbrook Claims, including but not limited to Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475, pending in the Circuit Court of Cook County, Illinois (Hon. Patrick Heneghan); and

(c)The Bachoe v. Sotera Health Co. action filed on November 1, 2022 in the Circuit Court of Cook County, Illinois (Case No. 2022-L-009825), the Bachoe v. Sotera Health Co. action now pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292), and any other actual or potential actions seeking to challenge any transfer of assets to or from Sterigenics U.S., LLC, Sotera Health LLC, or any other Released Party to any other entity or person.

5.Effective Date. The terms of this Release Agreement immediately become binding upon the Releasor’s execution hereof (such date of execution, the “Effective Date”) and without any further action required; provided, however, that the release of Covered Claims, as described in Paragraphs 6 and 7, will not become effective unless and until the Settlement Funding Date occurs (as defined in the Settlement Agreement). If the Settling Defendants opt to terminate the Settlement Agreement, this Release Agreement will be null and void nunc pro tunc and returned to Releasor’s Counsel.

RELEASE OF CLAIMS

6.Complete and Final Release. As of the Effective Date, in return for the Settlement Amount, the sufficiency of which is acknowledged, Releasor hereby releases, settles, cancels, discharges, and acknowledges to be fully satisfied any and all claims, demands, rights, actions, suits, damages, and causes of action of whatever kind, nature, or description whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Releasor may now or may hereafter have or assert against Released Parties arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor may now or may hereafter have or assert against Released Parties for alleged injuries, losses, and damages, including pain and suffering, wrongful death, punitive damages, survivorship, personal injuries, and related damages, and loss of services, consortium, companionship, and all other intangible losses, whether based in tort, intentional tort, contract, statute, or other theory of recovery, attorneys’ fees and costs, mental or emotional distress, or for hospital, medical, nursing, or other healthcare expenses, lost wages, or any other losses or expenses, whether known or unknown, whether already in existence or to arise in the future, anticipated or not, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(b)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor’s spouse (including but not limited to putative or common law spouse or domestic partner), if any, may now or may hereafter have or assert against Released Parties for alleged injuries, losses and damages, including pain and suffering, wrongful death, punitive damages, attorneys’ fees and costs, loss of services, loss of companionship and/or consortium, society or support, mental or emotional distress, or for hospital, medical, or nursing or other healthcare expenses, lost wages, or any other losses and expenses, whether known or unknown, whether already in existence or to arise in the future, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(c)Without limiting the foregoing, this Release Agreement includes any and all claims against Released Parties for pecuniary loss, injury, or damage which might accrue to Releasor, his or her estate, and others by virtue of Releasor’s death, whether such claims are pursued directly or indirectly or by some person or persons in a representative capacity, if such claims arise from, relate to, or are in connection with the Covered Claims or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(d)Without limiting the foregoing, Releasor hereby agrees and covenants that Releasor will never: (i) take any legal or other action to initiate, pursue or maintain, or otherwise attempt to execute upon, collect, or otherwise enforce, any claim against any of the Released Parties constituting, arising from, relating to, or in connection with the Covered Claims, (ii) institute any new legal action against any Released Party relating to any injury Releasor has ever claimed, or may at any time hereafter claim, was caused in whole or in part by any Released Party arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims, whether in the past or in the future, and/or (iii) attempt to execute or collect on, or otherwise enforce, any judgment that has been or may be entered against any Released Party in any legal action described in clause (ii), or (iv) maintain Releasor’s pending legal action(s) against any Released Party.

(e)Without limiting the foregoing, Releasor acknowledges that the Settlement Amount shall constitute the full compensation which will ever be paid to Releasor by or on behalf of the Released Parties by reason of the claims which have been or which may ever be made against Released Parties arising out of or by reason of or in any manner connected with Releasor’s injuries arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims; that neither Sterigenics U.S., LLC nor any Released Party shall have any responsibility whatsoever for the payment of Releasor’s attorneys’ fees or costs, or for the payment of any taxes owed by Releasor, or for satisfaction of liens associated with the allocation of settlement funds; that this Release Agreement is final and binding upon Releasor; and that no Covered Claim, derivative or otherwise, may ever be brought against Released Parties.

(f)Without limiting the foregoing, Releasor agrees to release any rights he or she may have regarding claims relating to or arising from any Covered Claim that Releasor does not know or suspect to exist at this time and that, if known by him or her, would materially affect his or her settlement with the Released Parties. Releasor expressly and knowingly waives any statutory or judicial provisions, rulings, or mandates to the contrary.

(g)Without limiting the foregoing, Releasor agrees to release all claims, past, present, and future, alleged or that could have been alleged against insurers that have any of the Released Parties as a named insured, including but not limited to Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG, relating to or arising from any Covered Claims. For the avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

(h)Without limiting the foregoing, if Releasor settles with any third party against whom claims are not released through this Release Agreement (collectively, “Non-Settling Third Parties”), Releasor will obtain a release from the Non-Settling Third Party for Released Parties for any claim for indemnity, contribution, or similar theory. If Releasor obtains a judgment against any Non-Settling Third Party, Releasor will not execute on any portion of that judgment that the Non-Settling Third Party successfully seeks from Released Parties via a claim for indemnity, contribution, or similar claim. Releasor agrees to indemnify, defend, and hold harmless Released Parties for any claims for indemnity or contribution brought by any Non-Settling Third Parties against Released Parties arising from or relating to the Covered Claims.

7.Other Claims. Releasor understands and agrees that certain of Releasor’s relatives, dependents, or others might have potential claims against Released Parties for the alleged injuries of Releasor. Releasor understands and agrees that by executing this Release Agreement and receiving the Settlement Amount, Releasor has received fair, just, and adequate consideration for any claims for the alleged injuries of Releasor which may arise from, relate to, or are in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims. Releasor understands and agrees that by executing this Release Agreement, Releasor has forever released, discharged, and given up any and all claims that Releasor or others might have against Released Parties for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Releasor specifically agrees to indemnify, defend, and hold the Released Parties harmless from and against any claim arising from, relating to, or in connection with the Covered Claims that may be brought by any beneficiary or next of kin of Releasor. Releasor agrees that such indemnification includes the payment of all reasonable costs and expenses of investigation, defense, settlement, attorneys’ fees, judgments, court costs, and all other costs and expenses of defending any such claim or other claim for wrongful death.

(b)Releasor warrants and represents that, apart from any liens held by the Lien Holders as defined in Paragraph 9(a) below, no claims or portion of the claims which are the subject of this Release Agreement have been assigned or otherwise transferred to any person or legal entity which claims a right thereunder as against the Releasor and/or Released Parties. Releasor specifically warrants and represents that to the extent any bankruptcy action is pending, Releasor will take all necessary actions to notify the Bankruptcy Court of this settlement and will fulfill all obligations to the Bankruptcy Court. Releasor agrees to indemnify, defend, and hold harmless Released Parties from any loss, claim, expense, demand, or cause of action of any kind or character, including costs and attorneys’ fees, that result from the failure, if any, of Releasor to fulfill his or her obligations to any bankruptcy court. Upon request, Releasor further agrees that he or she will provide written confirmation that he or she fulfilled any bankruptcy court obligations.

RELEASOR ACKNOWLEDGMENTS

8.Acknowledgements by Releasor.

(a)RELEASOR IS ENTERING INTO THIS RELEASE AGREEMENT FREELY AND VOLUNTARILY, WITHOUT BEING INDUCED, PRESSURED OR INFLUENCED BY, AND WITHOUT RELYING ON ANY REPRESENTATION OR OTHER STATEMENT MADE BY OR ON BEHALF OF ANY RELEASED PARTY OR ANY OTHER PERSON. RELEASOR UNDERSTANDS, ACKNOWLEDGES AND ACCEPTS THE NATURE, VALUE AND SUFFICIENCY OF THE CONSIDERATION DESCRIBED IN THIS RELEASE AGREEMENT.

(b)Releasor acknowledges that Releasor has been informed of the terms of Settlement Agreement and has read this Release Agreement, and Releasor has had an opportunity to obtain advice from, and ask questions of, a lawyer of Releasor’s choosing regarding the terms and legal effect of the Settlement Agreement, this Release Agreement and Releasor’s decision to accept the Settlement Amount. Releasor further acknowledges that Releasor has been informed that the effectiveness of this Release Agreement and payment to Releasor of Releasor’s settlement allocation are contingent on certain events and conditions outside of Releasor’s control, including, but not limited to, the decisions by other plaintiffs alleging Covered Claims to participate in a settlement with Released Parties. Releasor acknowledges that Releasor has been informed of all these matters by Releasor’s Counsel and such counsel has answered all of Releasor’s questions (if any) to Releasor’s satisfaction.

(c)Releasor understands that Releasor has the right to make an informed decision regarding whether to sign this Release Agreement. Releasor acknowledges that Releasor understands this Release Agreement.

(d)Releasor further understands that any amounts paid to Releasor will be transmitted from the qualified settlement fund to Releasor’s Counsel, in trust for Releasor, to be disbursed to Releasor subject to: (a) any applicable lien holdbacks or payment obligations, including to Releasor’s counsel; (b) the payment of any court-ordered common cost assessments; and (c) the provisions of the Settlement Agreement and this Release Agreement. Released Parties take and bear no responsibility for the maintenance of funds in trust, or distribution or withholding of settlement funds from Releasor’s Counsel to Releasor.

(e)Releasor understands and acknowledges that Released Parties and their counsel have played no role in, and take and bear no responsibility for, the allocation of settlement amounts among settling plaintiffs or the allocation of settlement funds between settling plaintiffs and settling plaintiffs’ counsel.

(f)Releasor acknowledges that Releasor’s Counsel have been available to assist Releasor in the informed consent process and to answer any questions that Releasor might have had about the Settlement Agreement or this Release Agreement.

(g)The parties acknowledge and agree that the Settlement Amount is intended to constitute damages for personal physical injuries or physical sickness within the meaning of section 104 of the Internal Revenue Code of 1986, as amended, arising from the physical injuries alleged to have resulted from the Covered Claims, and no portion of the proceeds paid to Releasor from the Settlement Amount is intended to be for punitive or exemplary damages, nor prejudgment or post-judgment interest, nor non-physical injuries.

(h)Releasor understands and agrees that a substantial reason for Settling Defendants agreeing to pay and paying the money referenced in this Release Agreement is the settlement, release, and elimination of any and all claims that Releasor or others have now or in the future might have, absent this Release Agreement, for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

LIENS AND SUBROGATION CLAIMS

9.Releasor’s Responsibility for Liens and Subrogation Claims.

(a)Releasor is solely responsible for any liens and agrees to pay or has paid any liens held by or amounts owed to third parties, whether persons or entities, including any state or federal government entities, individual healthcare providers, insurers, litigation funders, or attorneys (all hereinafter “Lien Holders1”), arising out of or related to Releasor’s Covered Claims. Releasor also agrees that any liens based on any hospital or medical expenses incurred as a result of Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims will be resolved and/or satisfied by Releasor. Releasor will indemnify, defend, and hold harmless Released Parties from claims by any Lien Holders, actual or asserted.

(b)Releasor agrees that any interest in, lien on, or right of subrogation in his or her Covered Claims by or belonging to any and all entities and individuals, including without limitation any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by Releasor’s allocated payment.

(c)Releasor agrees that Released Parties are not responsible for liens or subrogation claims against any settlement payments or the costs and expenses incurred in resolving any such liens or subrogation claims against settlement payments.

(d)Releasor acknowledges that lien resolution may take place pursuant to a Medicare global model for any Medicare-entitled Releasor receiving payment under the Release Agreement. Releasor and Releasor’s Counsel agree to follow any centralized protocols to coordinate and aggregate the resolution of all Releasor’s lien obligations, including Medicare.

(e)Releasor understands and agrees that as a condition to the disbursement of the allocated settlement funds to Releasor, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall ensure that: (1) any and all known medical liens, claims arising from medical expenses, past, present, and/or future, and/or other liens including but not restricted to liens and/or claims by any Lien Holder (hereinafter “Liens”), incurred as a result of Releasor’s claims or claimed injuries arising from, relating to, or in connection with the Covered Claims have been, or will be, resolved, or that a holdback amount has been agreed to with Medicare, and (2) each Lien asserted by a state or federal government, individual healthcare provider, insurer, litigation funders, and/or attorney Lien Holder has been, or will be, resolved. In addition to the foregoing, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with mandatory reporting requirements.

_____________________________
1 For purposes of this Release Agreement, the term Lien Holder shall expressly include (without limitation) the following: workers’ compensation carriers, health insurers, healthcare providers, Medicare, Medicaid, the U.S. Department of Veterans Affairs, the U.S. Department of Defense, TRICARE, Indian Health Services, litigation funders, attorneys, and any other private or public individual, entity, or program that holds liens or is owed payment arising out of or related to Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims.

(f)Releasor further agrees to cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with the mandatory Medicare reporting requirements of Section 111 of the Medicare, Medicaid and SCHIP Extension Act of 2007 (“MMSEA § 111”). If Releasor is found to be Medicare eligible, Sterigenics U.S., LLC, as the Responsible Reporting Entity (under the provisions of MMSEA § 111) shall report the settlement in accordance with MMSEA § 111, and will share the same with Releasor’s Counsel. Releasor further specifically releases and relinquishes any and all right to and claim for any private cause of action pursuant to 42 U.S.C. § 1395y(b)(3)(A).

(g)In addition, Releasor expressly agrees and undertakes to indemnify, defend, and hold harmless the Released Parties from all costs and expenses incurred on account of any claims, demands, rights or causes of action by any other person or entity claiming:

i.a right on behalf of or through the Releasor as against the Released Parties;

ii.a Lien upon, subrogated interest in, or right or entitlement to the proceeds of the settlement;

iii.a right to reimbursement or subrogation for any reason arising out of the consideration payable under this Release Agreement;

iv.a right to recovery by, or reimbursement to, the appropriate funds for conditional payments made or to be made by The Centers for Medicare and Medicaid Services (such payments, “Government Health Payments”) with respect to covered items and services (or any portion thereof), pursuant to 42U.S.C. § 1395y(b), and corresponding regulations, including but not limited to 42 CFR § 411.22 and 42 CFR § 411.24, including any amendments thereto or interpretations thereof that may be placed upon such statutes and regulations by any state or federal court (sometimes known as the “Medicare Secondary Payor” laws and program). Releasor expressly agrees that he or she assumes full responsibility for satisfying any and all notification, reimbursement and recovery obligations owed with respect to Government Health Payments; or

v.a right against Released Parties due to the fact that Releasor is, in fact, a party to bankruptcy proceedings at such time as to affect the rights of Released Parties under this Release Agreement.

(h)Releasor further expressly agrees and covenants to release, discharge, forever indemnify, defend, and hold harmless the Released Parties and their attorneys from any Liens and/or claims which may arise or may have arisen in favor of Medicare, Medicaid, any other government program or any other governmental entity, federal, state or local, by operation of law or equity, for medical expenses, disability benefits, or any other charge or expense, directly or indirectly relating to Releasor’s injuries arising from, relating to, or in connection with the Covered Claims. The indemnification set forth in this Section specifically includes, but is not limited to, the payment of all reasonable costs and expenses of investigation, defense, settlement, attorney fees, judgments, court costs, and all other costs and expenses of defending such claims. Releasor’s total indemnification obligations under this Release Agreement shall not exceed Releasor’s settlement amount.

OTHER PROVISIONS

10.Good Faith Settlement Determination. If requested by any Released Party, Releasor will cooperate and use best efforts to obtain a Good Faith Settlement Determination.

11.Choice of Law. This Release Agreement shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction.

12.Competence. Releasor warrants and represents that he or she is of legal age and legally competent to execute this Release Agreement, that no promise or condition not contained or expressly referenced in this Release Agreement has been made to him or her, and that Releasor has been fully informed of the terms of this Release Agreement through discussions with Releasor’s Counsel. No term in this Release Agreement shall be construed against any party on the basis that the party drafted the Release Agreement.

[signature page follows]

Under penalties as provided by law pursuant to Section 1-109 of the Illinois Code of Civil Procedure, the undersigned Releasor certifies that the statements set forth in this Release Agreement are true and correct, except as to matters therein stated to be on information and belief and as to such matters the undersigned certifies as aforesaid that the Releasor verily believes the same to be true.

In so signing, I acknowledge that all provisions have been fully agreed to, understood and comprehended by me, and that I enter into this Release Agreement knowingly and voluntarily for the purpose of making a full and final compromise and settlement of any and all claims arising out of the matters referred to above. This certification shall have the same effect as a verification provided and sworn under oath.

/s/ Brian Kamuda
SIGNATURE OF RELEASOR

FULL NAME OF RELEASOR: Brian Kamuda

3/27/2023
DATE:

RELEASOR DOB: **********

RELEASOR SSN: *********

STATE OF ILLINOIS
COUNTY OF

DuPage

[Signature Page to Release Agreement – Brian Kamuda]

SETTLING DEFENDANTS
Acknowledged:
SOTERA HEALTH LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its:    Senior Vice President, General Counsel and Secretary

STERIGENICS U.S., LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its:    Senior Vice President, General Counsel and Secretary

[Signature Page to Release Agreement - Brain Kamuda]

RELEASE AGREEMENT

This Release Agreement (the “Release Agreement”) is made and entered into on the date signed below by Teresa and Doug Fornek (the “Releasor”) and takes effect on the Effective Date (as defined herein).

RECITALS

WHEREAS, on March 28, 2023, Sotera Health LLC and Sterigenics U.S., LLC (“Settling Defendants”) and counsel for Releasor (“Releasor’s Counsel”) entered into a binding agreement to provide for the full and final resolution (the “Settlement Agreement”) of the Releasor’s Covered Claims (as defined herein), including claims that have been, could have been, or may be asserted against Settling Defendants or others for injury arising from, relating to, or in connection with the use and/or emission of ethylene oxide by and/or from Sterigenics U.S., LLC’s or any other Released Party’s (as defined herein) operations in or around Willowbrook, Illinois;

WHEREAS, Settling Defendants deny any and all liability with respect to the Covered Claims, and deny any liability to Releasor;

WHEREAS, in return for good and valuable consideration, which shall be***** (the “Settlement Amount”),
Releasor agrees through this Release Agreement to release, settle, and discharge any and all Covered Claims against the Released Parties; and

WHEREAS, this Release Agreement is conditioned on the performance and fulfillment of conditions set forth in the Settlement Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, Releasor agrees as follows:

DEFINITIONS

1.Releasor. References to Releasor include Releasor’s heirs, beneficiaries, next of kin, executors, administrators, successors, assigns, and any person or entity claiming by, through, under, or on their behalf.

2.Releasor’s Counsel. “Releasor’s Counsel” means the lawyer(s) and law firm representing Releasor in any pending Covered Claims asserted against any Released Parties.

3.Released Parties.

(a)“Released Party” or “Released Parties” means:

i.Sotera Health Company; Sotera Health Holdings, LLC; Sotera Health LLC; Sotera Health Topco Parent, LP; and Sotera Health GP, LLC;

ii.Sterigenics U.S., LLC;

iii.Warburg Pincus LLC and all funds, general partners and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including without limitation Warburg Pincus Private Equity XI, LP; Warburg Pincus Private Equity XI-B, LP; Warburg Pincus Private Equity XI- C, LP; Warburg Pincus XI Partners, LP; WP XI Partners, LP; Warburg Pincus XI, LP; WP Global, LLC; Warburg Pincus Partners I, LP; Warburg Pincus GP LLC; Warburg Pincus (Cayman) XI, LP; Warburg Pincus XI-C, LLC; Warburg Pincus Partners II (Cayman), LP; Warburg Pincus (Bermuda) Private Equity GP Ltd.; Warburg Pincus & Co., WP XI, LP; Bull Co-Invest, LP; Warburg Pincus Private XI, LP; Warburg Pincus Partners II, LP; Warburg Pincus Partners II Holdings, LP; Warburg Pincus Partners GP LLC; Warburg Pincus Partners II Holdings (Cayman), LP; WPP II Administrative (Cayman), LLC, and their respective affiliates, members, officers, directors, partners, and limited partners;

iv.GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.; all funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C., including without limitation GTCR Fund IX/A, L.P.; GTCR Fund IX/B, L.P.; GTCR Co-Invest III, L.P.; GTCR Fund XI/A LP; GTCR Fund XI/CLP; GTCR Partners XI/A&C LP; GTCR Co-Invest XI LP; GTCR Investment XI LLC; GTCR Fund XI/A VCOC; GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i) GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C.; and (ii) the funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, LLC;

v.all of the foregoing entities’ affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants, or other representatives, including (without limitation)*****; and
vi.The Released Parties’ insurers, including (without limitation) Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

(b)All Released Parties are intended third-party beneficiaries of this Release Agreement.

4.Covered Claims. “Covered Claims” means the following categories of claims:

(a)Any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may in the future be, asserted against the Settling Defendants or any other Released Parties regarding injuries arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s or any other Released Party’s operations in or around Willowbrook, Illinois (“Willowbrook Claims”). For the avoidance of doubt, Willowbrook Claims include (without limitation) injuries—arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s Willowbrook facility—that may develop in the future, whether the alleged injury relates to an entirely new diagnosis or a recurrence of an earlier medical diagnosis. Willowbrook Claims do not include claims regarding injuries that are unrelated or not alleged to be related to ethylene oxide exposure in or around Willowbrook, Illinois (e.g., a claim arising from a vehicle accident between a Released Party and an employee driving a vehicle belonging to a Settling Defendant). The Willowbrook Claims include (without limitation):

i.The judgment in Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475;

ii.All claims against Sterigenics U.S., LLC as successor to Sterigenics EO, Inc., IBA S&I, Inc., Griffith Micro Science, Inc., Micro-Biotrol, Inc., and Micro- Biotrol Company related to the operations of any of those companies in or around Willowbrook, Illinois; and

iii.The following cases in the Circuit Court of Cook County, Illinois: Kamuda v. Sterigenics U.S., LLC, Case No. 2018-L-010475; Fornek v. Sterigenics U.S., LLC, Case No. 2018-L-010744; and Schumacher v. Sterigenics U.S., LLC, Case No. 2018-L-011939.

(b)Actions, citations, or potential actions or citations to enforce or collect on a judgment or verdict obtained in any case involving Willowbrook Claims, including but not limited to Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475, pending in the Circuit Court of Cook County, Illinois (Hon. Patrick Heneghan); and

(c)The Bachoe v. Sotera Health Co. action filed on November 1, 2022 in the Circuit Court of Cook County, Illinois (Case No. 2022-L-009825), the Bachoe v. Sotera Health Co. action now pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292), and any other actual or potential actions seeking to challenge any transfer of assets to or from Sterigenics U.S., LLC, Sotera Health LLC, or any other Released Party to any other entity or person.

5.Effective Date. The terms of this Release Agreement immediately become binding upon the Releasor’s execution hereof (such date of execution, the “Effective Date”) and without any further action required; provided, however, that the release of Covered Claims, as described in Paragraphs 6 and 7, will not become effective unless and until the Settlement Funding Date occurs (as defined in the Settlement Agreement). If the Settling Defendants opt to terminate the Settlement Agreement, this Release Agreement will be null and void nunc pro tunc and returned to Releasor’s Counsel.

RELEASE OF CLAIMS

6.Complete and Final Release. As of the Effective Date, in return for the Settlement Amount, the sufficiency of which is acknowledged, Releasor hereby releases, settles, cancels, discharges, and acknowledges to be fully satisfied any and all claims, demands, rights, actions, suits, damages, and causes of action of whatever kind, nature, or description whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Releasor may now or may hereafter have or assert against Released Parties arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor may now or may hereafter have or assert against Released Parties for alleged injuries, losses, and damages, including pain and suffering, wrongful death, punitive damages, survivorship, personal injuries, and related damages, and loss of services, consortium, companionship, and all other intangible losses, whether based in tort, intentional tort, contract, statute, or other theory of recovery, attorneys’ fees and costs, mental or emotional distress, or for hospital, medical, nursing, or other healthcare expenses, lost wages, or any other losses or expenses, whether known or unknown, whether already in existence or to arise in the future, anticipated or not, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(b)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor’s spouse (including but not limited to putative or common law spouse or domestic partner), if any, may now or may hereafter have or assert against Released Parties for alleged injuries, losses and damages, including pain and suffering, wrongful death, punitive damages, attorneys’ fees and costs, loss of services, loss of companionship and/or consortium, society or support, mental or emotional distress, or for hospital, medical, or nursing or other healthcare expenses, lost wages, or any other losses and expenses, whether known or unknown, whether already in existence or to arise in the future, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(c)Without limiting the foregoing, this Release Agreement includes any and all claims against Released Parties for pecuniary loss, injury, or damage which might accrue to Releasor, his or her estate, and others by virtue of Releasor’s death, whether such claims are pursued directly or indirectly or by some person or persons in a representative capacity, if such claims arise from, relate to, or are in connection with the Covered Claims or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(d)Without limiting the foregoing, Releasor hereby agrees and covenants that Releasor will never: (i) take any legal or other action to initiate, pursue or maintain, or otherwise attempt to execute upon, collect, or otherwise enforce, any claim against any of the Released Parties constituting, arising from, relating to, or in connection with the Covered Claims, (ii) institute any new legal action against any Released Party relating to any injury Releasor has ever claimed, or may at any time hereafter claim, was caused in whole or in part by any Released Party arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims, whether in the past or in the future, and/or (iii) attempt to execute or collect on, or otherwise enforce, any judgment that has been or may be entered against any Released Party in any legal action described in clause (ii), or (iv) maintain Releasor’s pending legal action(s) against any Released Party.

(e)Without limiting the foregoing, Releasor acknowledges that the Settlement Amount shall constitute the full compensation which will ever be paid to Releasor by or on behalf of the Released Parties by reason of the claims which have been or which may ever be made against Released Parties arising out of or by reason of or in any manner connected with Releasor’s injuries arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims; that neither Sterigenics U.S., LLC nor any Released Party shall have any responsibility whatsoever for the payment of Releasor’s attorneys’ fees or costs, or for the payment of any taxes owed by Releasor, or for satisfaction of liens associated with the allocation of settlement funds; that this Release Agreement is final and binding upon Releasor; and that no Covered Claim, derivative or otherwise, may ever be brought against Released Parties.

(f)Without limiting the foregoing, Releasor agrees to release any rights he or she may have regarding claims relating to or arising from any Covered Claim that Releasor does not know or suspect to exist at this time and that, if known by him or her, would materially affect his or her settlement with the Released Parties. Releasor expressly and knowingly waives any statutory or judicial provisions, rulings, or mandates to the contrary.

(g)Without limiting the foregoing, Releasor agrees to release all claims, past, present, and future, alleged or that could have been alleged against insurers that have any of the Released Parties as a named insured, including but not limited to Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG, relating to or arising from any Covered Claims. For the avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

(h)Without limiting the foregoing, if Releasor settles with any third party against whom claims are not released through this Release Agreement (collectively, “Non-Settling Third Parties”), Releasor will obtain a release from the Non-Settling Third Party for Released Parties for any claim for indemnity, contribution, or similar theory. If Releasor obtains a judgment against any Non-Settling Third Party, Releasor will not execute on any portion of that judgment that the Non-Settling Third Party successfully seeks from Released Parties via a claim for indemnity, contribution, or similar claim. Releasor agrees to indemnify, defend, and hold harmless Released Parties for any claims for indemnity or contribution brought by any Non-Settling Third Parties against Released Parties arising from or relating to the Covered Claims.

7.Other Claims. Releasor understands and agrees that certain of Releasor’s relatives, dependents, or others might have potential claims against Released Parties for the alleged injuries of Releasor. Releasor understands and agrees that by executing this Release Agreement and receiving the Settlement Amount, Releasor has received fair, just, and adequate consideration for any claims for the alleged injuries of Releasor which may arise from, relate to, or are in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims. Releasor understands and agrees that by executing this Release Agreement, Releasor has forever released, discharged, and given up any and all claims that Releasor or others might have against Released Parties for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Releasor specifically agrees to indemnify, defend, and hold the Released Parties harmless from and against any claim arising from, relating to, or in connection with the Covered Claims that may be brought by any beneficiary or next of kin of Releasor. Releasor agrees that such indemnification includes the payment of all reasonable costs and expenses of investigation, defense, settlement, attorneys’ fees, judgments, court costs, and all other costs and expenses of defending any such claim or other claim for wrongful death.

(b)Releasor warrants and represents that, apart from any liens held by the Lien Holders as defined in Paragraph 9(a) below, no claims or portion of the claims which are the subject of this Release Agreement have been assigned or otherwise transferred to any person or legal entity which claims a right thereunder as against the Releasor and/or Released Parties. Releasor specifically warrants and represents that to the extent any bankruptcy action is pending, Releasor will take all necessary actions to notify the Bankruptcy Court of this settlement and will fulfill all obligations to the Bankruptcy Court. Releasor agrees to indemnify, defend, and hold harmless Released Parties from any loss, claim, expense, demand, or cause of action of any kind or character, including costs and attorneys’ fees, that result from the failure, if any, of Releasor to fulfill his or her obligations to any bankruptcy court. Upon request, Releasor further agrees that he or she will provide written confirmation that he or she fulfilled any bankruptcy court obligations.

RELEASOR ACKNOWLEDGMENTS

8.Acknowledgements by Releasor.

(a)RELEASOR IS ENTERING INTO THIS RELEASE AGREEMENT FREELY AND VOLUNTARILY, WITHOUT BEING INDUCED, PRESSURED OR INFLUENCED BY, AND WITHOUT RELYING ON ANY REPRESENTATION OR OTHER STATEMENT MADE BY OR ON BEHALF OF ANY RELEASED PARTY OR ANY OTHER PERSON. RELEASOR UNDERSTANDS, ACKNOWLEDGES AND ACCEPTS THE NATURE, VALUE AND SUFFICIENCY OF THE CONSIDERATION DESCRIBED IN THIS RELEASE AGREEMENT.

(b)Releasor acknowledges that Releasor has been informed of the terms of Settlement Agreement and has read this Release Agreement, and Releasor has had an opportunity to obtain advice from, and ask questions of, a lawyer of Releasor’s choosing regarding the terms and legal effect of the Settlement Agreement, this Release Agreement and Releasor’s decision to accept the Settlement Amount. Releasor further acknowledges that Releasor has been informed that the effectiveness of this Release Agreement and payment to Releasor of Releasor’s settlement allocation are contingent on certain events and conditions outside of Releasor’s control, including, but not limited to, the decisions by other plaintiffs alleging Covered Claims to participate in a settlement with Released Parties. Releasor acknowledges that Releasor has been informed of all these matters by Releasor’s Counsel and such counsel has answered all of Releasor’s questions (if any) to Releasor’s satisfaction.

(c)Releasor understands that Releasor has the right to make an informed decision regarding whether to sign this Release Agreement. Releasor acknowledges that Releasor understands this Release Agreement.

(d)Releasor further understands that any amounts paid to Releasor will be transmitted from the qualified settlement fund to Releasor’s Counsel, in trust for Releasor, to be disbursed to Releasor subject to: (a) any applicable lien holdbacks or payment obligations, including to Releasor’s counsel; (b) the payment of any court-ordered common cost assessments; and (c) the provisions of the Settlement Agreement and this Release Agreement. Released Parties take and bear no responsibility for the maintenance of funds in trust, or distribution or withholding of settlement funds from Releasor’s Counsel to Releasor.

(e)Releasor understands and acknowledges that Released Parties and their counsel have played no role in, and take and bear no responsibility for, the allocation of settlement amounts among settling plaintiffs or the allocation of settlement funds between settling plaintiffs and settling plaintiffs’ counsel.

(f)Releasor acknowledges that Releasor’s Counsel have been available to assist Releasor in the informed consent process and to answer any questions that Releasor might have had about the Settlement Agreement or this Release Agreement.

(g)The parties acknowledge and agree that the Settlement Amount is intended to constitute damages for personal physical injuries or physical sickness within the meaning of section 104 of the Internal Revenue Code of 1986, as amended, arising from the physical injuries alleged to have resulted from the Covered Claims, and no portion of the proceeds paid to Releasor from the Settlement Amount is intended to be for punitive or exemplary damages, nor prejudgment or post-judgment interest, nor non-physical injuries.

(h)Releasor understands and agrees that a substantial reason for Settling Defendants agreeing to pay and paying the money referenced in this Release Agreement is the settlement, release, and elimination of any and all claims that Releasor or others have now or in the future might have, absent this Release Agreement, for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

LIENS AND SUBROGATION CLAIMS

9.Releasor’s Responsibility for Liens and Subrogation Claims.

(a)Releasor is solely responsible for any liens and agrees to pay or has paid any liens held by or amounts owed to third parties, whether persons or entities, including any state or federal government entities, individual healthcare providers, insurers, litigation funders, or attorneys (all hereinafter “Lien Holders1”), arising out of or related to Releasor’s Covered Claims. Releasor also agrees that any liens based on any hospital or medical expenses incurred as a result of Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims will be resolved and/or satisfied by Releasor. Releasor will indemnify, defend, and hold harmless Released Parties from claims by any Lien Holders, actual or asserted.

(b)Releasor agrees that any interest in, lien on, or right of subrogation in his or her Covered Claims by or belonging to any and all entities and individuals, including without limitation any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by Releasor’s allocated payment.

(c)Releasor agrees that Released Parties are not responsible for liens or subrogation claims against any settlement payments or the costs and expenses incurred in resolving any such liens or subrogation claims against settlement payments.

(d)Releasor acknowledges that lien resolution may take place pursuant to a Medicare global model for any Medicare-entitled Releasor receiving payment under the Release Agreement. Releasor and Releasor’s Counsel agree to follow any centralized protocols to coordinate and aggregate the resolution of all Releasor’s lien obligations, including Medicare.

(e)Releasor understands and agrees that as a condition to the disbursement of the allocated settlement funds to Releasor, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall ensure that: (1) any and all known medical liens, claims arising from medical expenses, past, present, and/or future, and/or other liens including but not restricted to liens and/or claims by any Lien Holder (hereinafter “Liens”), incurred as a result of Releasor’s claims or claimed injuries arising from, relating to, or in connection with the Covered Claims have been, or will be, resolved, or that a holdback amount has been agreed to with Medicare, and (2) each Lien asserted by a state or federal government, individual healthcare provider, insurer, litigation funders, and/or attorney Lien Holder has been, or will be, resolved. In addition to the foregoing, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with mandatory reporting requirements.
________________________
1 For purposes of this Release Agreement, the term Lien Holder shall expressly include (without limitation) the following: workers’ compensation carriers, health insurers, healthcare providers, Medicare, Medicaid, the U.S. Department of Veterans Affairs, the U.S. Department of Defense, TRICARE, Indian Health Services, litigation funders, attorneys, and any other private or public individual, entity, or program that holds liens or is owed payment arising out of or related to Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims.

(f)Releasor further agrees to cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with the mandatory Medicare reporting requirements of Section 111 of the Medicare, Medicaid and SCHIP Extension Act of 2007 (“MMSEA § 111”). If Releasor is found to be Medicare eligible, Sterigenics U.S., LLC, as the Responsible Reporting Entity (under the provisions of MMSEA § 111) shall report the settlement in accordance with MMSEA § 111, and will share the same with Releasor’s Counsel. Releasor further specifically releases and relinquishes any and all right to and claim for any private cause of action pursuant to 42 U.S.C. § 1395y(b)(3)(A).

(g)In addition, Releasor expressly agrees and undertakes to indemnify, defend, and hold harmless the Released Parties from all costs and expenses incurred on account of any claims, demands, rights or causes of action by any other person or entity claiming:

i.a right on behalf of or through the Releasor as against the Released Parties;

ii.a Lien upon, subrogated interest in, or right or entitlement to the proceeds of the settlement;

iii.a right to reimbursement or subrogation for any reason arising out of the consideration payable under this Release Agreement;

iv.a right to recovery by, or reimbursement to, the appropriate funds for conditional payments made or to be made by The Centers for Medicare and Medicaid Services (such payments, “Government Health Payments”) with respect to covered items and services (or any portion thereof), pursuant to 42 U.S.C. § 1395y(b), and corresponding regulations, including but not limited to 42 CFR § 411.22 and 42 CFR § 411.24, including any amendments thereto or interpretations thereof that may be placed upon such statutes and regulations by any state or federal court (sometimes known as the “Medicare Secondary Payor” laws and program). Releasor expressly agrees that he or she assumes full responsibility for satisfying any and all notification, reimbursement and recovery obligations owed with respect to Government Health Payments; or

v.a right against Released Parties due to the fact that Releasor is, in fact, a party to bankruptcy proceedings at such time as to affect the rights of Released Parties under this Release Agreement.

(h)Releasor further expressly agrees and covenants to release, discharge, forever indemnify, defend, and hold harmless the Released Parties and their attorneys from any Liens and/or claims which may arise or may have arisen in favor of Medicare, Medicaid, any other government program or any other governmental entity, federal, state or local, by operation of law or equity, for medical expenses, disability benefits, or any other charge or expense, directly or indirectly relating to Releasor’s injuries arising from, relating to, or in connection with the Covered Claims. The indemnification set forth in this Section specifically includes, but is not limited to, the payment of all reasonable costs and expenses of investigation, defense, settlement, attorney fees, judgments, court costs, and all other costs and expenses of defending such claims. Releasor’s total indemnification obligations under this Release Agreement shall not exceed Releasor’s settlement amount.

OTHER PROVISIONS

10.Good Faith Settlement Determination. If requested by any Released Party, Releasor will cooperate and use best efforts to obtain a Good Faith Settlement Determination.

11.Choice of Law. This Release Agreement shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction.

12.Competence. Releasor warrants and represents that he or she is of legal age and legally competent to execute this Release Agreement, that no promise or condition not contained or expressly referenced in this Release Agreement has been made to him or her, and that Releasor has been fully informed of the terms of this Release Agreement through discussions with Releasor’s Counsel. No term in this Release Agreement shall be construed against any party on the basis that the party drafted the Release Agreement.

[signature page follows]

Under penalties as provided by law pursuant to Section 1-109 of the Illinois Code of Civil Procedure, the undersigned Releasor certifies that the statements set forth in this Release Agreement are true and correct, except as to matters therein stated to be on information and belief and as to such matters the undersigned certifies as aforesaid that the Releasor verily believes the same to be true.

In so signing, I acknowledge that all provisions have been fully agreed to, understood and comprehended by me, and that I enter into this Release Agreement knowingly and voluntarily for the purpose of making a full and final compromise and settlement of any and all claims arising out of the matters referred to above. This certification shall have the same effect as a verification provided and sworn under oath.

/s/ Teresa Fornek
SIGNATURE OF RELEASOR

FULL NAME OF RELEASOR: Teresa Fornek

3/23/2023
DATE:

RELEASOR DOB: **********

RELEASOR SSN: *******

/s/ Doug Fornek
SIGNATURE OF RELEASOR

FULL NAME OF RELEASOR: Doug Fornek

3/23/2023
DATE:

RELEASOR DOB: **********

RELEASOR SSN: *********

STATE OF

Illinois
COUNTY OF

Cook

[Signature Page to Willowbrook Release Agreement – Teresa and Doug Fornek]

SETTLING DEFENDANTS
Acknowledged:
SOTERA HEALTH LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its: Senior Vice President, General Counsel and Secretary

STERIGENICS U.S., LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its: Senior Vice President, General Counsel and Secretary

[Signature Page to Release Agreement - Teresa and Doug Fornek]

RELEASE AGREEMENT

This Release Agreement (the “Release Agreement”) is made and entered into on the date signed below by Heather and Michael Schumacher (the “Releasor”) and takes effect on the Effective Date (as defined herein).

RECITALS

WHEREAS, on March 28, 2023, Sotera Health LLC and Sterigenics U.S., LLC (“Settling Defendants”) and counsel for Releasor (“Releasor’s Counsel”) entered into a binding agreement to provide for the full and final resolution (the “Settlement Agreement”) of the Releasor’s Covered Claims (as defined herein), including claims that have been, could have been, or may be asserted against Settling Defendants or others for injury arising from, relating to, or in connection with the use and/or emission of ethylene oxide by and/or from Sterigenics U.S., LLC’s or any other Released Party’s (as defined herein) operations in or around Willowbrook, Illinois;

WHEREAS, Settling Defendants deny any and all liability with respect to the Covered Claims, and deny any liability to Releasor;

WHEREAS, in return for good and valuable consideration, which shall be ***** (the “Settlement Amount”),
Releasor agrees through this Release Agreement to release, settle, and discharge any and all Covered Claims against the Released Parties; and

WHEREAS, this Release Agreement is conditioned on the performance and fulfillment of conditions set forth in the Settlement Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, Releasor agrees as follows:

DEFINITIONS

1.Releasor. References to Releasor include Releasor’s heirs, beneficiaries, next of kin, executors, administrators, successors, assigns, and any person or entity claiming by, through, under, or on their behalf.

2.Releasor’s Counsel. “Releasor’s Counsel” means the lawyer(s) and law firm representing Releasor in any pending Covered Claims asserted against any Released Parties.

3.Released Parties.

(a)“Released Party” or “Released Parties” means:

i.Sotera Health Company; Sotera Health Holdings, LLC; Sotera Health LLC; Sotera Health Topco Parent, LP; and Sotera Health GP, LLC;

ii.Sterigenics U.S., LLC;

iii.Warburg Pincus LLC and all funds, general partners and management companies associated with or managed by Warburg Pincus LLC or its affiliates, including without limitation Warburg Pincus Private Equity XI, LP; Warburg Pincus Private Equity XI-B, LP; Warburg Pincus Private Equity XI- C, LP; Warburg Pincus XI Partners, LP; WP XI Partners, LP; Warburg Pincus XI, LP; WP Global, LLC; Warburg Pincus Partners I, LP; Warburg Pincus GP LLC; Warburg Pincus (Cayman) XI, LP; Warburg Pincus XI-C, LLC; Warburg Pincus Partners II (Cayman), LP; Warburg Pincus (Bermuda) Private Equity GP Ltd.; Warburg Pincus & Co., WP XI, LP; Bull Co-Invest, LP; Warburg Pincus Private XI, LP; Warburg Pincus Partners II, LP; Warburg Pincus Partners II Holdings, LP; Warburg Pincus Partners GP LLC; Warburg Pincus Partners II Holdings (Cayman), LP; WPP II Administrative (Cayman), LLC, and their respective affiliates, members, officers, directors, partners, and limited partners;

iv.GTCR LLC; GTCR L.L.C.; and GTCR Golder Rauner II, L.L.C.; all funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C., including without limitation GTCR Fund IX/A, L.P.; GTCR Fund IX/B, L.P.; GTCR Co-Invest III, L.P.; GTCR Fund XI/A LP; GTCR Fund XI/CLP; GTCR Partners XI/A&C LP; GTCR Co-Invest XI LP; GTCR Investment XI LLC; GTCR Fund XI/A VCOC; GTCR Fund XI/C VCOC; and the respective affiliates, managers, limited partners, and members of (i) GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, L.L.C.; and (ii) the funds associated with GTCR LLC, GTCR L.L.C., and GTCR Golder Rauner II, LLC;

v.all of the foregoing entities’ affiliates, predecessors, successors, direct or indirect parents, direct or indirect subsidiaries, assigns, as well as any current, former, direct or indirect partners, managers, members, shareholders, employees, directors, officers, management companies, incorporators, investors, landlords, tenants, suppliers, service providers, customers, consultants, attorneys, agents, declarants, affiants, or other representatives, including (without limitation) *****; and

vi.The Released Parties’ insurers, including (without limitation) Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG.

(b)All Released Parties are intended third-party beneficiaries of this Release Agreement.

4.Covered Claims. “Covered Claims” means the following categories of claims:

(a)Any lawsuits, disputes, and/or claims, whether filed or unfiled, that have been, or may in the future be, asserted against the Settling Defendants or any other Released Parties regarding injuries arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s or any other Released Party’s operations in or around Willowbrook, Illinois (“Willowbrook Claims”). For the avoidance of doubt, Willowbrook Claims include (without limitation) injuries—arising from, relating to, or in connection with the alleged use or emissions of ethylene oxide from Sterigenics U.S., LLC’s Willowbrook facility—that may develop in the future, whether the alleged injury relates to an entirely new diagnosis or a recurrence of an earlier medical diagnosis. Willowbrook Claims do not include claims regarding injuries that are unrelated or not alleged to be related to ethylene oxide exposure in or around Willowbrook, Illinois (e.g., a claim arising from a vehicle accident between a Released Party and an employee driving a vehicle belonging to a Settling Defendant). The Willowbrook Claims include (without limitation):

i.The judgment in Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475;

ii.All claims against Sterigenics U.S., LLC as successor to Sterigenics EO, Inc., IBA S&I, Inc., Griffith Micro Science, Inc., Micro-Biotrol, Inc., and Micro- Biotrol Company related to the operations of any of those companies in or around Willowbrook, Illinois; and

iii.The following cases in the Circuit Court of Cook County, Illinois: Kamuda v. Sterigenics U.S., LLC, Case No. 2018-L-010475; Fornek v. Sterigenics U.S., LLC, Case No. 2018-L-010744; and Schumacher v. Sterigenics U.S., LLC, Case No. 2018-L-011939.

(b)Actions, citations, or potential actions or citations to enforce or collect on a judgment or verdict obtained in any case involving Willowbrook Claims, including but not limited to Kamuda v. Sterigenics U.S., LLC, Case No. 18-L-010475, pending in the Circuit Court of Cook County, Illinois (Hon. Patrick Heneghan); and

(c)The Bachoe v. Sotera Health Co. action filed on November 1, 2022 in the Circuit Court of Cook County, Illinois (Case No. 2022-L-009825), the Bachoe v. Sotera Health Co. action now pending in the U.S. District Court for the Northern District of Illinois (Case No. 22-cv-06292), and any other actual or potential actions seeking to challenge any transfer of assets to or from Sterigenics U.S., LLC, Sotera Health LLC, or any other Released Party to any other entity or person.

5.Effective Date. The terms of this Release Agreement immediately become binding upon the Releasor’s execution hereof (such date of execution, the “Effective Date”) and without any further action required; provided, however, that the release of Covered Claims, as described in Paragraphs 6 and 7, will not become effective unless and until the Settlement Funding Date occurs (as defined in the Settlement Agreement). If the Settling Defendants opt to terminate the Settlement Agreement, this Release Agreement will be null and void nunc pro tunc and returned to Releasor’s Counsel.

RELEASE OF CLAIMS

6.Complete and Final Release. As of the Effective Date, in return for the Settlement Amount, the sufficiency of which is acknowledged, Releasor hereby releases, settles, cancels, discharges, and acknowledges to be fully satisfied any and all claims, demands, rights, actions, suits, damages, and causes of action of whatever kind, nature, or description whatsoever, in law or in equity, whether known or unknown, suspected or unsuspected, which Releasor may now or may hereafter have or assert against Released Parties arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor may now or may hereafter have or assert against Released Parties for alleged injuries, losses, and damages, including pain and suffering, wrongful death, punitive damages, survivorship, personal injuries, and related damages, and loss of services, consortium, companionship, and all other intangible losses, whether based in tort, intentional tort, contract, statute, or other theory of recovery, attorneys’ fees and costs, mental or emotional distress, or for hospital, medical, nursing, or other healthcare expenses, lost wages, or any other losses or expenses, whether known or unknown, whether already in existence or to arise in the future, anticipated or not, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(b)Without limiting the foregoing, this Release Agreement includes any and all claims which Releasor’s spouse (including but not limited to putative or common law spouse or domestic partner), if any, may now or may hereafter have or assert against Released Parties for alleged injuries, losses and damages, including pain and suffering, wrongful death, punitive damages, attorneys’ fees and costs, loss of services, loss of companionship and/or consortium, society or support, mental or emotional distress, or for hospital, medical, or nursing or other healthcare expenses, lost wages, or any other losses and expenses, whether known or unknown, whether already in existence or to arise in the future, arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(c)Without limiting the foregoing, this Release Agreement includes any and all claims against Released Parties for pecuniary loss, injury, or damage which might accrue to Releasor, his or her estate, and others by virtue of Releasor’s death, whether such claims are pursued directly or indirectly or by some person or persons in a representative capacity, if such claims arise from, relate to, or are in connection with the Covered Claims or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(d)Without limiting the foregoing, Releasor hereby agrees and covenants that Releasor will never: (i) take any legal or other action to initiate, pursue or maintain, or otherwise attempt to execute upon, collect, or otherwise enforce, any claim against any of the Released Parties constituting, arising from, relating to, or in connection with the Covered Claims, (ii) institute any new legal action against any Released Party relating to any injury Releasor has ever claimed, or may at any time hereafter claim, was caused in whole or in part by any Released Party arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims, whether in the past or in the future, and/or (iii) attempt to execute or collect on, or otherwise enforce, any judgment that has been or may be entered against any Released Party in any legal action described in clause (ii), or (iv) maintain Releasor’s pending legal action(s) against any Released Party.

(e)Without limiting the foregoing, Releasor acknowledges that the Settlement Amount shall constitute the full compensation which will ever be paid to Releasor by or on behalf of the Released Parties by reason of the claims which have been or which may ever be made against Released Parties arising out of or by reason of or in any manner connected with Releasor’s injuries arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims; that neither Sterigenics U.S., LLC nor any Released Party shall have any responsibility whatsoever for the payment of Releasor’s attorneys’ fees or costs, or for the payment of any taxes owed by Releasor, or for satisfaction of liens associated with the allocation of settlement funds; that this Release Agreement is final and binding upon Releasor; and that no Covered Claim, derivative or otherwise, may ever be brought against Released Parties.

(f)Without limiting the foregoing, Releasor agrees to release any rights he or she may have regarding claims relating to or arising from any Covered Claim that Releasor does not know or suspect to exist at this time and that, if known by him or her, would materially affect his or her settlement with the Released Parties. Releasor expressly and knowingly waives any statutory or judicial provisions, rulings, or mandates to the contrary.

(g)Without limiting the foregoing, Releasor agrees to release all claims, past, present, and future, alleged or that could have been alleged against insurers that have any of the Released Parties as a named insured, including but not limited to Steadfast Insurance Company/Zurich Insurance Group and National Union/AIG, relating to or arising from any Covered Claims. For the avoidance of doubt, Released Parties maintain, and do not release, any claims they may have against their insurers.

(h)Without limiting the foregoing, if Releasor settles with any third party against whom claims are not released through this Release Agreement (collectively, “Non-Settling Third Parties”), Releasor will obtain a release from the Non-Settling Third Party for Released Parties for any claim for indemnity, contribution, or similar theory. If Releasor obtains a judgment against any Non-Settling Third Party, Releasor will not execute on any portion of that judgment that the Non-Settling Third Party successfully seeks from Released Parties via a claim for indemnity, contribution, or similar claim. Releasor agrees to indemnify, defend, and hold harmless Released Parties for any claims for indemnity or contribution brought by any Non-Settling Third Parties against Released Parties arising from or relating to the Covered Claims.

7.Other Claims. Releasor understands and agrees that certain of Releasor’s relatives, dependents, or others might have potential claims against Released Parties for the alleged injuries of Releasor. Releasor understands and agrees that by executing this Release Agreement and receiving the Settlement Amount, Releasor has received fair, just, and adequate consideration for any claims for the alleged injuries of Releasor which may arise from, relate to, or are in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims. Releasor understands and agrees that by executing this Release Agreement, Releasor has forever released, discharged, and given up any and all claims that Releasor or others might have against Released Parties for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

(a)Releasor specifically agrees to indemnify, defend, and hold the Released Parties harmless from and against any claim arising from, relating to, or in connection with the Covered Claims that may be brought by any beneficiary or next of kin of Releasor. Releasor agrees that such indemnification includes the payment of all reasonable costs and expenses of investigation, defense, settlement, attorneys’ fees, judgments, court costs, and all other costs and expenses of defending any such claim or other claim for wrongful death.

(b)Releasor warrants and represents that, apart from any liens held by the Lien Holders as defined in Paragraph 9(a) below, no claims or portion of the claims which are the subject of this Release Agreement have been assigned or otherwise transferred to any person or legal entity which claims a right thereunder as against the Releasor and/or Released Parties. Releasor specifically warrants and represents that to the extent any bankruptcy action is pending, Releasor will take all necessary actions to notify the Bankruptcy Court of this settlement and will fulfill all obligations to the Bankruptcy Court. Releasor agrees to indemnify, defend, and hold harmless Released Parties from any loss, claim, expense, demand, or cause of action of any kind or character, including costs and attorneys’ fees, that result from the failure, if any, of Releasor to fulfill his or her obligations to any bankruptcy court. Upon request, Releasor further agrees that he or she will provide written confirmation that he or she fulfilled any bankruptcy court obligations.

RELEASOR ACKNOWLEDGMENTS

8.Acknowledgements by Releasor.

(a)RELEASOR IS ENTERING INTO THIS RELEASE AGREEMENT FREELY AND VOLUNTARILY, WITHOUT BEING INDUCED, PRESSURED OR INFLUENCED BY, AND WITHOUT RELYING ON ANY REPRESENTATION OR OTHER STATEMENT MADE BY OR ON BEHALF OF ANY RELEASED PARTY OR ANY OTHER PERSON. RELEASOR UNDERSTANDS, ACKNOWLEDGES AND ACCEPTS THE NATURE, VALUE AND SUFFICIENCY OF THE CONSIDERATION DESCRIBED IN THIS RELEASE AGREEMENT.

(b)Releasor acknowledges that Releasor has been informed of the terms of Settlement Agreement and has read this Release Agreement, and Releasor has had an opportunity to obtain advice from, and ask questions of, a lawyer of Releasor’s choosing regarding the terms and legal effect of the Settlement Agreement, this Release Agreement and Releasor’s decision to accept the Settlement Amount. Releasor further acknowledges that Releasor has been informed that the effectiveness of this Release Agreement and payment to Releasor of Releasor’s settlement allocation are contingent on certain events and conditions outside of Releasor’s control, including, but not limited to, the decisions by other plaintiffs alleging Covered Claims to participate in a settlement with Released Parties. Releasor acknowledges that Releasor has been informed of all these matters by Releasor’s Counsel and such counsel has answered all of Releasor’s questions (if any) to Releasor’s satisfaction.

(c)Releasor understands that Releasor has the right to make an informed decision regarding whether to sign this Release Agreement. Releasor acknowledges that Releasor understands this Release Agreement.

(d)Releasor further understands that any amounts paid to Releasor will be transmitted from the qualified settlement fund to Releasor’s Counsel, in trust for Releasor, to be disbursed to Releasor subject to: (a) any applicable lien holdbacks or payment obligations, including to Releasor’s counsel; (b) the payment of any court-ordered common cost assessments; and (c) the provisions of the Settlement Agreement and this Release Agreement. Released Parties take and bear no responsibility for the maintenance of funds in trust, or distribution or withholding of settlement funds from Releasor’s Counsel to Releasor.

(e)Releasor understands and acknowledges that Released Parties and their counsel have played no role in, and take and bear no responsibility for, the allocation of settlement amounts among settling plaintiffs or the allocation of settlement funds between settling plaintiffs and settling plaintiffs’ counsel.

(f)Releasor acknowledges that Releasor’s Counsel have been available to assist Releasor in the informed consent process and to answer any questions that Releasor might have had about the Settlement Agreement or this Release Agreement.

(g)The parties acknowledge and agree that the Settlement Amount is intended to constitute damages for personal physical injuries or physical sickness within the meaning of section 104 of the Internal Revenue Code of 1986, as amended, arising from the physical injuries alleged to have resulted from the Covered Claims, and no portion of the proceeds paid to Releasor from the Settlement Amount is intended to be for punitive or exemplary damages, nor prejudgment or post-judgment interest, nor non-physical injuries.

(h)Releasor understands and agrees that a substantial reason for Settling Defendants agreeing to pay and paying the money referenced in this Release Agreement is the settlement, release, and elimination of any and all claims that Releasor or others have now or in the future might have, absent this Release Agreement, for the alleged injuries of Releasor arising from, relating to, or in connection with the Covered Claims, or based on any of the conduct alleged in the litigation relating to any Covered Claims.

LIENS AND SUBROGATION CLAIMS

9.Releasor’s Responsibility for Liens and Subrogation Claims.

(a)Releasor is solely responsible for any liens and agrees to pay or has paid any liens held by or amounts owed to third parties, whether persons or entities, including any state or federal government entities, individual healthcare providers, insurers, litigation funders, or attorneys (all hereinafter “Lien Holders1”), arising out of or related to Releasor’s Covered Claims. Releasor also agrees that any liens based on any hospital or medical expenses incurred as a result of Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims will be resolved and/or satisfied by Releasor. Releasor will indemnify, defend, and hold harmless Released Parties from claims by any Lien Holders, actual or asserted.

(b)Releasor agrees that any interest in, lien on, or right of subrogation in his or her Covered Claims by or belonging to any and all entities and individuals, including without limitation any governmental agencies or authorities, attorneys, litigation funders, healthcare providers, and/or insurers, will be satisfied by Releasor’s allocated payment.

(c)Releasor agrees that Released Parties are not responsible for liens or subrogation claims against any settlement payments or the costs and expenses incurred in resolving any such liens or subrogation claims against settlement payments.

(d)Releasor acknowledges that lien resolution may take place pursuant to a Medicare global model for any Medicare-entitled Releasor receiving payment under the Release Agreement. Releasor and Releasor’s Counsel agree to follow any centralized protocols to coordinate and aggregate the resolution of all Releasor’s lien obligations, including Medicare.

(e)Releasor understands and agrees that as a condition to the disbursement of the allocated settlement funds to Releasor, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall ensure that: (1) any and all known medical liens, claims arising from medical expenses, past, present, and/or future, and/or other liens including but not restricted to liens and/or claims by any Lien Holder (hereinafter “Liens”), incurred as a result of Releasor’s claims or claimed injuries arising from, relating to, or in connection with the Covered Claims have been, or will be, resolved, or that a holdback amount has been agreed to with Medicare, and (2) each Lien asserted by a state or federal government, individual healthcare provider, insurer, litigation funders, and/or attorney Lien Holder has been, or will be, resolved. In addition to the foregoing, Releasor, through Releasor’s Counsel or a lien resolution administrator retained by Releasor’s Counsel on behalf of Releasor, shall cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with mandatory reporting requirements.
_____________________________
1 For purposes of this Release Agreement, the term Lien Holder shall expressly include (without limitation) the following: workers’ compensation carriers, health insurers, healthcare providers, Medicare, Medicaid, the U.S. Department of Veterans Affairs, the U.S. Department of Defense, TRICARE, Indian Health Services, litigation funders, attorneys, and any other private or public individual, entity, or program that holds liens or is owed payment arising out of or related to Releasor’s claimed injuries arising from, relating to, or in connection with the Covered Claims.

(f)Releasor further agrees to cooperate fully with Released Parties, their attorneys and agents by executing any and all documents and providing any additional information required by or on behalf of the Releasor to comply with the mandatory Medicare reporting requirements of Section 111 of the Medicare, Medicaid and SCHIP Extension Act of 2007 (“MMSEA § 111”). If Releasor is found to be Medicare eligible, Sterigenics U.S., LLC, as the Responsible Reporting Entity (under the provisions of MMSEA § 111) shall report the settlement in accordance with MMSEA § 111, and will share the same with Releasor’s Counsel. Releasor further specifically releases and relinquishes any and all right to and claim for any private cause of action pursuant to 42 U.S.C. § 1395y(b)(3)(A).

(g)In addition, Releasor expressly agrees and undertakes to indemnify, defend, and hold harmless the Released Parties from all costs and expenses incurred on account of any claims, demands, rights or causes of action by any other person or entity claiming:

i.a right on behalf of or through the Releasor as against the Released Parties;

ii.a Lien upon, subrogated interest in, or right or entitlement to the proceeds of the settlement;

iii.a right to reimbursement or subrogation for any reason arising out of the consideration payable under this Release Agreement;

iv.a right to recovery by, or reimbursement to, the appropriate funds for conditional payments made or to be made by The Centers for Medicare and Medicaid Services (such payments, “Government Health Payments”) withrespect to covered items and services (or any portion thereof), pursuant to 42 U.S.C. § 1395y(b), and corresponding regulations, including but not limited to 42 CFR § 411.22 and 42 CFR § 411.24, including any amendments thereto or interpretations thereof that may be placed upon such statutes and regulations by any state or federal court (sometimes known as the “Medicare Secondary Payor” laws and program). Releasor expressly agrees that he or she assumes full responsibility for satisfying any and all notification, reimbursement and recovery obligations owed with respect to Government Health Payments; or

v.a right against Released Parties due to the fact that Releasor is, in fact, a party to bankruptcy proceedings at such time as to affect the rights of Released Parties under this Release Agreement.

(h)Releasor further expressly agrees and covenants to release, discharge, forever indemnify, defend, and hold harmless the Released Parties and their attorneys from any Liens and/or claims which may arise or may have arisen in favor of Medicare, Medicaid, any other government program or any other governmental entity, federal, state or local, by operation of law or equity, for medical expenses, disability benefits, or any other charge or expense, directly or indirectly relating to Releasor’s injuries arising from, relating to, or in connection with the Covered Claims. The indemnification set forth in this Section specifically includes, but is not limited to, the payment of all reasonable costs and expenses of investigation, defense, settlement, attorney fees, judgments, court costs, and all other costs and expenses of defending such claims. Releasor’s total indemnification obligations under this Release Agreement shall not exceed Releasor’s settlement amount.

OTHER PROVISIONS

10.Good Faith Settlement Determination. If requested by any Released Party, Releasor will cooperate and use best efforts to obtain a Good Faith Settlement Determination.

11.Choice of Law. This Release Agreement shall be governed by and construed in accordance with the law of the State of Illinois without regard to any choice-of-law rules that would require the application of the law of another jurisdiction.

12.Competence. Releasor warrants and represents that he or she is of legal age and legally competent to execute this Release Agreement, that no promise or condition not contained or expressly referenced in this Release Agreement has been made to him or her, and that Releasor has been fully informed of the terms of this Release Agreement through discussions with Releasor’s Counsel. No term in this Release Agreement shall be construed against any party on the basis that the party drafted the Release Agreement.

[signature page follows]

Under penalties as provided by law pursuant to Section 1-109 of the Illinois Code of Civil Procedure, the undersigned Releasor certifies that the statements set forth in this Release Agreement are true and correct, except as to matters therein stated to be on information and belief and as to such matters the undersigned certifies as aforesaid that the Releasor verily believes the same to be true.

In so signing, I acknowledge that all provisions have been fully agreed to, understood and comprehended by me, and that I enter into this Release Agreement knowingly and voluntarily for the purpose of making a full and final compromise and settlement of any and all claims arising out of the matters referred to above. This certification shall have the same effect as a verification provided and sworn under oath.

/s/ Heather A. Schumacher
SIGNATURE OF RELEASOR

FULL NAME OF RELEASOR: Heather Schumacher

3/26/2023
DATE:

RELEASOR DOB: **********

RELEASOR SSN: *********

/s/ Michael Schumacher
SIGNATURE OF RELEASOR

FULL NAME OF RELEASOR: Michael Schumacher

3/26/2023
DATE:

RELEASOR DOB: **********

RELEASOR SSN: *********

STATE OF

Illinois
COUNTY OF

Lake

[Signature Page to Release Agreement – Heather and Michael Schumacher]

SETTLING DEFENDANTS
Acknowledged:
SOTERA HEALTH LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its:    Senior Vice President, General Counsel and Secretary

STERIGENICS U.S., LLC:

By:

/s/ Matthew J. Klaben
Name: Matthew J. Klaben
Its:    Senior Vice President, General Counsel and Secretary

[Signature Page to Release Agreement – Heather and Michael Schumacher]

EXHIBIT B
Form of Escrow Agreement

ESCROW AGREEMENT

among

STERIGENICS U.S., LLC, as Sterigenics and
[TBD], as Plaintiffs’ QSF and
CITIBANK, N.A., as Escrow Agent

Dated as of [●], 2023

ESCROW AGREEMENT (this “Agreement”), dated as of [●], 2023, by and among [●], a [qualified settlement fund within the meaning of Section 1.468B-1 of the Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended] (“Plaintiffs’ QSF”),1 Sterigenics U.S., LLC, a Delaware limited liability company (“Sterigenics”), and Citibank, N.A., a national banking association organized and existing under the laws of the United States of America (“Citibank”) and acting through its Agency and Trust Division and solely in its capacity as escrow agent under this Agreement, and any successors appointed pursuant to the terms hereof (Citibank in such capacity, the “Escrow Agent”). Plaintiffs’ QSF and Sterigenics are sometimes collectively referred to herein as the “Interested Parties.”

WHEREAS, pursuant to the Settlement Agreement, dated as of [●], 2023 (the “Settlement Agreement”; capitalized terms used in this Agreement and not otherwise defined herein have the meanings ascribed to such terms in the Settlement Agreement), by and among Plaintiffs’ Counsel, Sotera Health LLC, a Delaware limited liability company, and Sterigenics, whereby the parties agreed to settle certain claims in order to achieve closure and finality and to avoid the costs, expense, time, efforts, disruption, and uncertainty inherent in litigation;

WHEREAS, pursuant to the terms of the Settlement Agreement, Sterigenics has agreed to place an amount in cash equal to the Escrow Deposit Amount (as defined below) in the Escrow Account (as defined below); and

WHEREAS, the Interested Parties desire to appoint Escrow Agent as escrow agent hereunder in the manner hereinafter set forth and Escrow Agent is willing to act in such capacity;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, the parties hereto agree as follows:

1.Appointment; Establishment of Escrow Account; Investment of Funds.

(a)The Interested Parties hereby appoint the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment and agrees to act as escrow agent hereunder, to hold and release the Escrow Property (as defined below) in accordance with the terms and conditions set forth herein.

(b)On May 1, 2023, Sterigenics shall deposit with the Escrow Agent in immediately available funds the amount of $122,500,000 (the “Escrow Deposit Amount”). The Escrow Deposit Amount shall be deposited in an interest-bearing account insured by the Federal Deposit Insurance Corporation to the applicable limits (the “Escrow Account”). Any interest, investment income, or proceeds received from the deposit or investment of the Escrow Deposit Amount, and any further amount earned or received thereon, shall be referred to herein as the “Escrow Earnings,” and the Escrow Deposit Amount and the Escrow Earnings shall be collectively referred to herein as the “Escrow Property.” The Interested Parties acknowledge that the initial interest rate is subject to change from time to time and shall be reflected in the monthly statement provided to the Interested Parties.

2.Claims and Payment; Release from Escrow. The Interested Parties shall act in accordance with, and the Escrow Agent shall hold and release the Escrow Property as provided in this Section 2 as follows:

(a)Upon receipt of a written instruction executed by an Authorized Person (as defined in Section 11) of Sterigenics stating that (i) it is a QSF funding instruction and (ii) instructing the Escrow Agent to disburse the Escrow Deposit Amount (less the Escrow Agent’s Fees) (a “QSF Funding Instruction”), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of a QSF Funding Instruction, disburse the Escrow Deposit Amount (less the Escrow Agent’s Fees) to Plaintiffs’ QSF. For purposes of this Agreement, “Business Day” shall mean any day that the Escrow Agent is open for business.

(b)Upon receipt of a written instruction executed by an Authorized Person of Sterigenics stating that (i) it is a return instruction, (ii) Sterigenics is exercising its right to terminate the Settlement Agreement, and (iii) instructing the Escrow Agent to disburse all or a portion of the Escrow Property (a “Return Instruction”), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of a Return Instruction, disburse all or such portion of the Escrow Property to Sterigenics.

(c)Upon receipt of a written instruction executed by an Authorized Person of Sterigenics stating that (i) it is an earnings instruction and (ii) instructing the Escrow Agent to release all or part of the Escrow Earnings (an “Earnings Instruction”), the Escrow Agent shall promptly, but in any event within one (1) Business Day after receipt of an Earnings Instruction, disburse all or such part of the Escrow Earnings to Sterigenics.
___________________________
1 Note to Draft: This is a placeholder. We will work together to determine the appropriate party for the Escrow Agreement, which may depend on the QSF Administrator/court order establishing the QSF. In any case, we anticipate that a PEC representative would either be a direct party or one of the authorized signatories for a direct party to the Escrow Agreement.

(d)The Plaintiffs’ QSF hereby acknowledges and agrees that in respect of any release of Escrow Property pursuant to Sections 2(a), 2(b), or 2(c), (i) the Escrow Agent shall be entitled to release the Escrow Property upon receipt of unilateral instructions from Sterigenics, upon which the Escrow Agent may rely conclusively without further inquiry, (ii) that no action by or on behalf of Plaintiffs’ QSF is required as a condition of such release, and (iii) that Plaintiffs’ QSF shall have no right to contest the release of such Escrow Property.

(e)All Escrow Earnings are for the account of Sterigenics. The Interested Parties agree that the total of all disbursements of Escrow Property to Plaintiffs’ QSF shall not exceed the Escrow Deposit Amount.

3.Tax Matters.

(a)The Interested Parties agree any Escrow Earnings shall be treated as the income of Sterigenics and shall be reported on an annual basis on United States Internal Revenue Service (“IRS”) Form 1099-INT, as required pursuant to the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder. Principal payments are not reportable to any payee hereunder. The Interested Parties and the Escrow Agent agree that the Escrow Agent will not be responsible for providing tax reporting and withholding for payments that are for compensation for services performed by an employee or independent contractor.

(b)If IRS imputed interest requirements apply, Sterigenics is solely responsible to inform the Escrow Agent, provide the Escrow Agent with all imputed interest calculations, and direct the Escrow Agent to disburse imputed interest amounts. The Escrow Agent shall rely solely on such provided calculations and information and shall have no responsibility for the accuracy or completeness of any such calculations or information or for the failure of Sterigenics to provide such calculations or information.

(c)The Interested Parties shall upon the execution of this Agreement provide the Escrow Agent with a duly completed and properly executed IRS Form W-9 or applicable IRS Form W-8, in the case of a non-U.S. person, for each payee, together with any other documentation and information requested by the Escrow Agent in connection with the Escrow Agent’s tax reporting obligations under the Code and theregulations thereunder. With respect to the Escrow Agent’s tax reporting obligations under the Code, the Foreign Account Tax Compliance Act and the Foreign Investment in Real Property Tax Act and any other applicable law or regulation, the Interested Parties understand that, in the event valid U.S. tax forms or other required supporting documentation are not provided to the Escrow Agent, the Escrow Agent may be required to withhold tax from the Escrow Property and report account information on any earnings, proceeds or distributions from the Escrow Property.

(d)Should the Escrow Agent become liable for the payment of taxes, including withholding taxes relating to any funds, including interest and penalties thereon, held by it pursuant to this Agreement or any payment made hereunder (but excluding any taxes of the Escrow Agent with respect to its compensation hereunder), the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Property. The Interested Parties agree, jointly and severally, to indemnify and hold the Escrow Agent harmless pursuant to Section 5(c) hereof from any liability or obligation on account of taxes, assessments, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent.

(e)The Escrow Account will be treated as owned by Sterigenics for U.S. federal income tax purposes.
(f)The Escrow Agent’s rights under this Section 3 shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

4.Concerning the Escrow Agent.

(a)Escrow Agent Duties. Each Interested Party acknowledges and agrees that (i) the duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth in this Agreement, each of which is administrative or ministerial (and shall not be construed to be fiduciary) in nature, and no duties, responsibilities or obligations shall be inferred or implied, (ii) the Escrow Agent shall not be responsible for any of the agreements referred to or described herein (including without limitation the Settlement Agreement and any defined term therein not otherwise defined in this Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, and (iii) the Escrow Agent shall not be required to expend or risk any of its own funds to satisfy payments from the Escrow Property hereunder.

(b)Liability of Escrow Agent. The Escrow Agent shall not be liable for any damage, loss or injury resulting from any action taken or omitted in the absence of gross negligence or willful misconduct (as finally adjudicated by a court of competent jurisdiction). In no event shall the Escrow Agent be liable for indirect, incidental, consequential, punitive or special losses or damages (including but not limited to lost profits), regardless of the form of action and whether or not any such losses or damages were foreseeable or contemplated. The Escrow Agent shall be entitled to rely upon any instruction, notice, request or other instrument delivered to it without being required to determine the authenticity or validity thereof, or the truth or accuracy of any information stated therein. The Escrow Agent may act in reliance upon any signature believed by it to be genuine (including any signature affixed by DocuSign) and may assume that any person purporting to make any statement, execute any document, or send any instruction in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may consult with counsel satisfactory to it, and the opinion or advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in accordance with the opinion and advice of such counsel. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees. The Escrow Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, without limitation, any provision of any present or future law or regulation or any act of any governmental authority,any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

(c)Reliance on Orders. The Escrow Agent is authorized to comply with final orders issued or process entered by any court with respect to the Escrow Property, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Property is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized to rely upon and comply with any such order, writ, judgment or decree which it is advised is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the Interested Parties hereto or to any other person or entity by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

(d)Erroneous Payments. If the Escrow Agent releases any funds (including but not limited to the Escrow Property or any portion of it) to an Interested Party and subsequently determines (in its absolute discretion) that the payment (or any portion of it) was made in error, that Interested Party shall upon notice promptly refund the erroneous payment, and none of the obligations of the Interested Party or the remedies of the Escrow Agent will be affected by any act, omission, matter or thing (including, without limitation, any obligation pursuant to which an erroneous payment is made) which, but for this provision, would reduce, release, preclude or prejudice any such obligation or remedy (whether or not known by the Escrow Agent or any Interested Party). Each of the Interested Parties agrees not to assert discharge for value, bona fide payee, or any similar doctrine as a defense to recovery of any erroneous payment by the Escrow Agent.

5.Compensation, Expense Reimbursement and Indemnification.

(a)Compensation. The Escrow Agent’s compensation specified in Schedule A (the “Escrow Agent’s Compensation”) shall be paid directly from the Escrow Property. Each of the Interested Parties covenants and agrees, jointly and severally, to pay to the Escrow Agent all out-of-pocket expenses incurred by the Escrow Agent in the performance of its role under this Agreement (including, but not limited to, any attorney’s fees incurred in connection with the preparation and negotiation of this Agreement, which shall be due and payable when the Escrow Account has been funded with the Escrow Deposit Amount) (the “Escrow Agent’s Expenses” and together with the Escrow Agent’s Compensation, the “Escrow Agent’s Fees”). Without altering or limiting the joint and several obligations of the Interested Parties to the Escrow Agent in this Section 5(a), solely as between the Interested Parties and consistent with the Settlement Agreement, Plaintiffs’ QSF shall each be responsible for 100% of any fees or expenses payable to the Escrow Agent hereunder.

(b)Security and Offset. The Interested Parties hereby grant to the Escrow Agent a first lien upon, and right of offset against, the Escrow Property with respect to any fees or expenses due to the Escrow Agent hereunder (including any claim for indemnification hereunder). In the event that any fees or expenses, or any other obligations owed to the Escrow Agent (or its counsel) are not paid to the Escrow Agent within 30 calendar days following the presentment of an invoice for the payment of such fees and expenses or the demand for such payment, then the Escrow Agent may, without further action or notice, pay such fees and expenses from the Escrow Property and may sell, convey or otherwise dispose of any Escrow Property for such purpose. The Escrow Agent may in its sole discretion withhold from any distribution of the Escrow Property an amount of such distribution it reasonably believes would, upon sale or liquidation, produce proceeds equal to any unpaid amounts to which the Escrow Agent is entitled to hereunder.

(c)Indemnification. Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent and its employees, officers, directors, affiliates, and agents (each, an “Indemnified Party”) for, hold each Indemnified Party harmless from, and defend each Indemnified Party against, any and all claims, losses, actions, liabilities, costs, damages and expenses of any nature incurred by any Indemnified Party, arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney’s fees, costs and expenses, except to the extent such loss, liability, damage, cost or expense shall have been finally adjudicated by a court of competent jurisdiction to have resulted solely from the Indemnified Party's own gross negligence or willful misconduct. Notwithstanding the foregoing, without altering or limiting the joint and several obligations of the Interested Parties to the Escrow Agent in this Section 5(c), the Interested Parties agree, solely as between themselves, that any obligation for indemnification under this Section 5(c) shall be borne by the Interested Party finally determined by a court of competent jurisdiction to be responsible for causing the loss, damage, liability, cost or expense against which the Escrow Agent is entitled to indemnification or, if no such determination is made, then one-half by Sterigenics and one-half by Plaintiffs’ QSF. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

6.Dispute Resolution. In the event of any disagreement among any of the Interested Parties to this Agreement, or between any of them and any other person, resulting in adverse claims or demands being made with respect to the subject matter of this Agreement, or in the event that the Escrow Agent, in good faith, is in doubt as to any action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands and refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue to so refuse to act and refrain from acting until the Escrow Agent shall have received (i) a QSF Funding Instruction, (ii) a Return Instruction, or (iii) an Earnings Instruction, in which case the Escrow Agent shall be authorized to disburse the Escrow Property in accordance with such QSF Funding Instruction, Return Instruction, or Earnings Instruction. The Escrow Agent shall have the option, after 30 calendar days’ notice to the Interested Parties of its intention to do so, to petition Miles Ruthberg (the “Mediator”) by any appropriate method for instructions with respect to any dispute or uncertainty related to this Agreement, including (without limitation) obligations imposed on the Interested Parties by the Settlement Agreement with respect to this Agreement. The Mediator’s resolution shall be final, binding, and enforceable on the Escrow Agent and Interested Parties. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such petition shall be paid by, and be the joint and several obligation of, the Interested Parties; provided, however, that, without altering or limiting the joint and several obligations of the Interested Parties to the Escrow Agent in this Section 6, the Interested Parties agree, solely as between themselves, that the obligation to pay such amounts shall be an obligation of the non-prevailing party in such petition as finally determined by the Mediator or, if no such determination is made, then one-half by Sterigenics and one-half by the Plaintiffs’ QSF.

7.Entire Agreement; Exclusive Benefit. This Agreement constitutes the entire agreement between the parties and sets forth in its entirety the obligations and duties of the Escrow Agent with respect to the Escrow Property. This Agreement is for the exclusive benefit of the parties to this Agreement and their respective permitted successors, and shall not be deemed to give, either expressly or implicitly, any legal or equitable right, remedy, or claim to any other entity or person whatsoever. No party may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

8.Resignation and Removal.

(a)The Interested Parties may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior written notice of removal signed by an Authorized Person of each of the Interested Parties. The Escrow Agent may resign at any time by giving to each of the Interested Parties thirty (30) calendar days’ prior written notice of resignation.

(b)Within thirty (30) calendar days after giving the foregoing notice of removal to the Escrow Agent or within thirty (30) calendar days after receiving the foregoing notice of resignation from the Escrow Agent, the Interested Parties shall appoint a successor escrow agent and give notice of such successor escrow agent to the Escrow Agent. If a successor escrow agent has not accepted such appointment by the end of such 30-day period, the Escrow Agent may either (A) safe keep the Escrow Property until a successor escrow agent is appointed, without any obligation to invest the same or continue to perform under this Agreement, or (B) apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief.

(c)Upon receipt of notice of the identity of the successor escrow agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses, or hold such Escrow Property (or any portion thereof) pending distribution, until all such fees, costs and expenses are paid to it. Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

9.Governing Law; Jurisdiction; Waivers. This Agreement is governed by and shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws principles thereof. The parties irrevocably and unconditionally submit to the exclusive jurisdiction of the federal and state courts located in the Borough of Manhattan, City, County and State of New York, for any proceedings commenced regarding this Agreement. The parties irrevocably submit to the jurisdiction of such courts for the determination of all issues in such proceedings and irrevocably waive any objection to venue or inconvenient forum for any proceeding brought in any such court. The parties irrevocably and unconditionally waive any right to trial by jury with respect to any proceeding relating to this Agreement.

10.Representations and Warranties.

(a)Each of the Interested Parties represents and warrants that it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights and subject to general equity principles.

(b)None of the Interested Parties or any of their parents or subsidiaries, or any of their respective directors, officers, or employees, or to the knowledge of any Interested Party, the affiliates of the Interested Parties or any of their subsidiaries, will, directly or indirectly, use any part of any proceeds or lend, contribute, or otherwise make available such Escrow Property in any manner that would result in a violation by any person of economic, trade, or financial sanctions, requirements, or embargoes imposed, administered, or enforced from time to time by the United States (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), the United Kingdom (including, without limitation, Her Majesty’s Treasury), the European Union and any EU member state, the United Nations Security Council, and any other relevant sanctions authority.

11.Notices; Instructions.

(a)Any notice or instruction hereunder shall be in writing in English, and may be sent by electronic mail with a scanned attachment thereto of an executed notice or instruction, and shall be effective upon actual receipt by the Escrow Agent in accordance with the terms hereof. Any notice or instruction must be executed (which execution may be manual or affixed by DocuSign) by an authorized person of an Interested Party (the person(s) so designated from time to time, the “Authorized Persons”). Each of the applicable persons designated on Schedule B and Schedule C attached hereto have been duly appointed to act as Authorized Persons hereunder and individually have full power and authority to execute any notices or instructions, to amend, modify or waive any provisions of this Agreement, and to take any and all other actions permitted under this Agreement, all without further consent or direction from, or notice to, it or any other party. Any notice or instruction must be originated from a corporate domain. Any change in designation of Authorized Persons shall be provided by written notice, signed by an Authorized Person, and actually received and acknowledged by the Escrow Agent. Any communication from the Escrow Agent that the Escrow Agent deems to contain confidential, proprietary, and/or sensitive information shall be encrypted in accordance with the Escrow Agent’s internal procedures.

(b)Each of the Interested Parties understands and agrees that the Escrow Agent cannot determine the identity of the actual sender of any notice or instruction and that the Escrow Agent shall be entitled to conclusively presume that notices or instructions that purport to have been sent by an Authorized Person have been sent by such Authorized Person. Each of the Interested Parties agrees: (i) to assume all risks arising out of the use of electronic means (including electronic mail, secure file transfer or such other method or system specified by the Escrow Agent as available for use in connection with its services hereunder) to submit instructions to the Escrow Agent, including without limitation the risk of the Escrow Agent acting on unauthorized instructions, and the risk of interception or misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Escrow Agent and that there may be more secure methods of transmitting instructions than the method(s) selected by the Interested Parties, as applicable; (iii) that the security procedures (if any) to be followed in connection with its transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Escrow Agent immediately upon learning of any compromise or unauthorized use of the security procedures. The Interested Parties agree that the security procedures set forth in Section 11(a) and this Section 11(b) are commercially reasonable.

If to the Plaintiffs’ QSF:

Attention: [●] Telephone: [●] E-mail: [●]

If to Sterigenics:

Attention: [●] Telephone: [●] E-mail: [●]

If to the Escrow Agent: Citibank, N.A.
Agency & Trust
388 Greenwich Street
New York, NY 10013
Attn.: [●]
Telephone: [●]
E-mail: cts.spag@citi.com / [●]

(c)Any funds to be paid by the Escrow Agent hereunder shall be sent by wire transfer pursuant to the instructions set forth on Schedule D, or pursuant to such other wire payment instructions as may be instructed by the Interested Parties.

(d)Payments to the Escrow Agent shall be sent by wire transfer pursuant to the following instructions: CITIBANK, N.A.,*****Account Name: [●]; A/C#.: [●]

12.Amendment; Waiver. Any amendment of this Agreement shall be binding only if evidenced by a writing signed by each of the parties to this Agreement. No waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

13.Severability. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision. If any provision of this Agreement is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

14.Mergers and Conversions. Any corporation or entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Escrow Agent will be a party, or any corporation or entity succeeding to the business of the Escrow Agent will be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

15.Termination. This Agreement shall terminate and the Escrow Account shall be closed upon the distribution of all Escrow Property from the Escrow Account established hereunder in accordance with the terms of this Agreement, subject, however, to the survival of obligations specifically contemplated in this Agreement to so survive.

16.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. Signatures on counterparts of this Agreement executed and delivered in electronic format (i.e. “pdf”) or by other electronic means (including DocuSign) shall be deemed original signatures with all rights accruing thereto except in respect to any non-US entity, whereby originals may be required.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by a duly authorized representative as of the day and year first written above.

CITIBANK, N.A.,
as Escrow Agent

By:
Name:
Title:

[PLAINTIFFS’ QSF]

By:
Name:
Title:

[STERIGENICS]

By:
Name:
Title:

SCHEDULE A

ESCROW AGENT FEE SCHEDULE

SCHEDULE B

AUTHORIZED LIST OF SIGNERS

Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters on the Plaintiffs’ QSF’s behalf. The Escrow Agent may confirm the instructions received by return call to any one of the telephone numbers listed below.

PLAINTIFFS’ QSF

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

View-Only Reporting Access via Citidirect for Securities:

_______ Check here for same as above.

Please indicate those persons other than above requiring view access for statement reporting:

	First Name	Last Name	Telephone	Corporate Email
1
2
3

SCHEDULE C AUTHORIZED LIST OF SIGNERS
Each of the following person(s) is authorized to execute documents and to direct the Escrow Agent as to all matters on Sterigenics’ behalf. The Escrow Agent may confirm the instructions received by return call to any one of the telephone numbers listed below.

STERIGENICS

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

NAME:          TITLE:          PHONE:
CORPORATE EMAIL:

Manual Specimen Signature    DocuSign Specimen Signature

View-Only Reporting Access via Citidirect for Securities:

_______ Check here for same as above.

Please indicate those persons other than above requiring view access for statement reporting:

	First Name	Last Name	Telephone	Corporate Email
1
2
3

SCHEDULE D WIRE INSTRUCTIONS

If to the Plaintiffs’ QSF:

Bank:
ABA#:
Account Name:
A/C#:
Ref:

If to Sterigenics: Bank:
ABA#:
Account Name:
A/C#:
Ref:

EXHIBIT C
Settlement Funds Allocation between the Settling Claimants
Susan and Brian Kamuda:*****

Teresa and Doug Fornek:*****

Heather and Michael Schumacher:*****

EXHIBIT D

Form of Stipulated Dismissals

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS COUNTY DEPARTMENT, LAW DIVISION

IN RE: WILLOWBROOK ETHYLENE OXIDE LITIGATION
This Filing Applies to: SUSAN KAMUDA and BRIAN KAMUDA, Plaintiffs, vs. STERIGENICS U.S., LLC, et al, Defendants.	Case No. 2018-L-010475

STIPULATION TO DISMISS ACTION

It is hereby stipulated and agreed by and between the parties to the above entitled action, through their respective attorneys, that this action be dismissed with prejudice and without costs to either party, all costs having been paid and all matters in controversy for which the action was brought having been fully settled. The court retains jurisdiction to enforce the settlement, except as provided in the Term Sheet and Settlement Agreement, and to adjudicate issues relating to the termination or removal of liens.

Date: 1/12/2023	Date:
/s/ Patrick Salvi for the Kamudas
Attorney for Plaintiff:	Attorney for Defendant:

Att. No: 34560	Att. No:
Address: 161 N. Clark St. #4700	Address:
City/Zip: Chicago, IL 60093	City/Zip:
Telephone: 312-372-1227	Telephone:

ORDER

This Court having examined the above Stipulation finds that this cause of action has been fully compromised and settled and the parties have stipulated and agreed to dismissal of the complaint with prejudice. The Court further finds that all costs have been paid.
IT IS THEREFORE ORDERED that the complaint is hereby dismissed with prejudice.

Dated:
ENTERED:
	Judge	Judge's No.

CERTIFICATE OF SERVICE

I, Eric S. Mattson, hereby certify that a copy of the foregoing STIPULATION TO DISMISS ACTION was served on all counsel of record by service on Liaison Counsel Bryce Hensley and counsel for the Griffith Defendants via email on ___________, 2023.

SERVICE LIST

Bryce T. Hensley
ROMANUCCI & BLANDIN, LLC
321 N. Clark Street, Suite 900
Chicago, IL 60654
(312) 458-1000
(312) 458-1004
aromanucci@rblaw.net
bhensley@rblaw.net
Lead and Liaison Counsel for Plaintiffs

Christopher B. Wilson Jonathan R. Buck Kathleen A. Stetsko PERKINS COIE LLP
110 N Upper Wacker Dr., Suite 3400 Chicago, IL 60603-5559 CWilson@perkinscoie.com JBuck@perkinscoie.com KStetsko@perkinscoie.com Willowbrooklit@perkinscoie.com
Counsel for Griffith Defendants

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS COUNTY DEPARTMENT, LAW DIVISION

IN RE: WILLOWBROOK ETHYLENE OXIDE LITIGATION
This Filing Applies to: TERESA FORNEK, Plaintiffs, vs. STERIGENICS U.S., LLC, et al., Defendants.	Case No. 2018 L 010744

STIPULATION TO DISMISS ACTION

It is hereby stipulated and agreed by and between the parties to the above entitled action, through their respective attorneys, that this action be dismissed with prejudice and without costs to either party, all costs having been paid and all matters in controversy for which the action was brought having been fully settled. The court retains jurisdiction to enforce the settlement, except as provided in the Term Sheet and Settlement Agreement, and to adjudicate issues relating to the termination or removal of liens.

Date: 1/13/2023	Date:
/s/ Brian LaCien
Attorney for Plaintiff:	Attorney for Defendant:

Att. No: 64554	Att. No:
Address: 70 W. Madison St., #2250	Address:
City/Zip: Chicago, IL 60602	City/Zip:
Telephone: (312) 509-8900	Telephone:

ORDER
This Court having examined the above Stipulation finds that this cause of action has been fully compromised and settled and the parties have stipulated and agreed to dismissal of the complaint with prejudice. The Court further finds that all costs have been paid.
IT IS THEREFORE ORDERED that the complaint is hereby dismissed with prejudice.

Dated:
ENTERED:
	Judge	Judge's No.

CERTIFICATE OF SERVICE

I, Eric S. Mattson, hereby certify that a copy of the foregoing STIPULATION TO DISMISS ACTION was served on all counsel of record by service on Liaison Counsel Bryce Hensley and counsel for the Griffith Defendants via email on _______________, 2023.

SERVICE LIST

Bryce T. Hensley ROMANUCCI & BLANDIN, LLC 321 N. Clark Street, Suite 900 Chicago, IL 60654 (312) 458-1000 (312) 458-1004 aromanucci@rblaw.net bhensley@rblaw.net Lead and Liaison Counsel for Plaintiffs
Christopher B. Wilson Jonathan R. Buck Kathleen A. Stetsko PERKINS COIE LLP
110 N Upper Wacker Dr., Suite 3400 Chicago, IL 60603-5559 CWilson@perkinscoie.com JBuck@perkinscoie.com KStetsko@perkinscoie.com Willowbrooklit@perkinscoie.com Counsel for Griffith Defendants

IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS COUNTY DEPARTMENT, LAW DIVISION

IN RE: WILLOWBROOK ETHYLENE OXIDE LITIGATION
This Filing Applies to: HEATHER SCHUMACHER, et al., Plaintiffs, vs. STERIGENICS U.S., LLC, et al., Defendants.	Case No. 2018 L 011939

STIPULATION TO DISMISS ACTION

It is hereby stipulated and agreed by and between the parties to the above entitled action, through their respective attorneys, that this action be dismissed with prejudice and without costs to either party, all costs having been paid and all matters in controversy for which the action was brought having been fully settled. The court retains jurisdiction to enforce the settlement, except as provided in the Term Sheet and Settlement Agreement, and to adjudicate issues relating to the termination or removal of liens.

Date: 1/12/2023	Date:
/s/ Antonio Romanucci
Attorney for Plaintiff	Attorney for Defendant

Att. No: 35875	Att. No:
Address: 321 N. Clark Street, Suite 900	Address:
City/Zip: Chicago, IL	City/Zip:
Telephone: 312-458-1000	Telephone:

ORDER
This Court having examined the above Stipulation finds that this cause of action has been fully compromised and settled and the parties have stipulated and agreed to dismissal of the complaint with prejudice. The Court further finds that all costs have been paid.
IT IS THEREFORE ORDERED that the complaint is hereby dismissed with prejudice.

Dated:
ENTERED:
	Judge	Judge's No.

CERTIFICATE OF SERVICE

I, Eric S. Mattson, hereby certify that a copy of the foregoing STIPULATION TO DISMISS ACTION was served on all counsel of record by service on Liaison Counsel Bryce Hensley and counsel for the Griffith Defendants via email on _______________, 2023.

SERVICE LIST

Bryce T. Hensley
ROMANUCCI & BLANDIN, LLC
321 N. Clark Street, Suite 900
Chicago, IL 60654
(312) 458-1000
(312) 458-1004
aromanucci@rblaw.net
bhensley@rblaw.net
Lead and Liaison Counsel for Plaintiffs

Christopher B. Wilson Jonathan R. Buck Kathleen A. Stetsko PERKINS COIE LLP
110 N Upper Wacker Dr., Suite 3400 Chicago, IL 60603-5559 CWilson@perkinscoie.com JBuck@perkinscoie.com KStetsko@perkinscoie.com Willowbrooklit@perkinscoie.com Counsel for Griffith Defendants